UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-08291

ISI Strategy Fund, Inc.

(Exact name of registrant as specified in charter)

666 Fifth Avenue, 11th Floor New York, New York	10103
(Address of principal executive offices)	(Zip code)

R. Alan Medaugh, President

ISI, Inc. 666 Fifth Avenue, 11th Floor            New York, New York              10103

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 446-5600

Date of fiscal year end:      October 31, 2012

Date of reporting period:    October 31, 2012

Item 1.	Reports to Stockholders.

ANNUAL REPORT October 31, 2012
TOTAL RETURN U.S. TREASURY FUND, INC. MANAGED MUNICIPAL FUND, INC. NORTH AMERICAN GOVERNMENT BOND FUND, INC. ISI STRATEGY FUND, INC.

ISI Funds Annual Report – Table of Contents

Investment Advisor’s Message	1
Management Discussion & Analysis	3
Performance Comparisons	10
Shareholder Expense Examples	18
Portfolio Profiles	21
Schedule of Investments	22
Statements of Assets and Liabilities	37
Statements of Operations	41
Statements of Changes in Net Assets	43
Financial Highlights	49
Notes to Financial Statements	56
Report of Independent Registered Public Accounting Firm	66
Fund Directors and Officers	67
Notice to Shareholders	70
Investment Advisory Agreement Approval	71
Privacy Policy	75

Investment Advisor’s Message	10/31/2012

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders for the ISI Funds. This report covers the 12-month reporting period through October 31, 2012 and includes commentary from the Funds’ portfolio managers at International Strategy & Investment Inc. (“ISI”) (see Management Discussion and Analysis that follows this letter for more details), a complete list of holdings and the financial statements.

Stocks recorded a positive return for the quarter and last year and a small positive return for the last five years. For example, the Dow Jones Wilshire 5000 Index was up +3.36% for the quarter, +14.30% for the last year and averaged +0.77% for the past five years. U.S. Treasuries increased over the last year and the last 5 years. The Barclays Capital Treasury Index was +3.66% for the past year and averaged +6.03% for the past five years. Top quality municipal indices were also up for the last year and for the last five years. For example, the Barclays Capital Municipal GO Index was +8.07% for the past year and averaged +6.23% for the past five years. The following is a summary of fund performance during the reporting period. These performance figures assume the reinvestment of dividend and capital gain distributions, and exclude the impact of any sales charges.

During the year ended October 31, 2012, Total Return U.S. Treasury Fund and North American Government Bond Fund continued their policy of paying dividends at a fixed rate, which resulted in dividends consisting of net investment income, short-term capital gains, and long-term capital gains.

Total Return U.S. Treasury Fund’s investment objective is to achieve a high level of total return with relative stability of principal, and secondarily, high current income consistent with an investment in securities issued by the United States Treasury. For the reporting period, the Fund produced a one-year total return of +3.28% and a five-year average annual total return of +5.71%. From its inception on August 10, 1988 through October 31, 2012, the Fund has posted a cumulative total return of +384.23%, which translates into an average annual total return of +6.73%. The Fund’s net assets totaled $77.83 million at the end of the reporting period.

ISI Managed Municipal Fund’s investment objective is to provide a high level of total return with relative stability of principal and, secondarily, high current income exempt from federal income tax through investment in a portfolio consisting primarily of tax-free municipal obligations. For the reporting period, the Class A Shares produced a one-year total return of +6.34% and a five-year average annual total return of +4.55%. From its inception on February 26, 1990 through October 31, 2012, the Fund has posted a cumulative total return of +221.93%, which translates into an average annual total return of +5.29%. From its inception on September 15, 2010 through October 31, 2012, the ISI Class I Shares have posted a cumulative total return of +9.16%, which translates to an average annual total return of +4.33%. The Fund’s net assets totaled $116.58 million at the end of the reporting period.

1

Investment Advisor’s Message (continued)

ISI North American Government Bond Fund’s investment objective is to provide a high level of current income, consistent with prudent investment risk, by investing primarily in a portfolio consisting of fixed income securities issued or guaranteed by the governments of the United States, Canada and Mexico. For the reporting period, the ISI Class A Shares produced a one-year total return of +2.71% and a five year average annual total return of +5.10%. From its inception on January 15, 1993 through October 31, 2012, the ISI Class A Shares have posted a cumulative total return of +204.29%, which translates into an average annual total return of +5.78%. For the reporting period, the ISI Class C Shares produced a one-year total return of +2.13% and a five year average annual total return of +4.47%. From its inception on May 16, 2003 through October 31, 2012, the ISI Class C Shares have posted a cumulative total return of +44.49%, which translates into an average annual total return of +3.97%. From its inception on September 15, 2010 through October 31, 2012, the ISI Class I Shares have posted a cumulative total return of +9.01%, which translates to an average annual total return of +4.14%. The Fund’s net assets totaled $165.71 million at the end of the reporting period.

ISI Strategy Fund has an investment objective of maximizing total return through a combination of long-term growth of capital and current income by actively allocating the Fund’s assets between common stocks of U.S. issuers and U.S. Treasury securities. For the reporting period, the Fund produced a one-year total return of +13.69% and a five-year average annual total return of +1.48%. From its inception on September 16, 1997 through October 31, 2012, the Fund has posted a cumulative total return of +106.27%, which translates into an average annual total return of +4.90%. The Fund’s net assets totaled $63.51 million at the end of the reporting period.

We would like to welcome new investors to the ISI Funds and thank those who have been with us for some time. We appreciate your confidence.

Sincerely,

R. Alan Medaugh
President
November 14, 2012

The performance numbers stated above do not include a deduction for the maximum sales charge (3.00%) or maximum deferred sales charge, as applicable to each Fund. If the maximum sales charge or maximum deferred sales charge (as applicable) was deducted for each Fund the stated performance numbers would be lower. Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance of a Fund, please call (800) 882-8585. The total annualized operating expense ratios of the Funds as of October 31, 2012 were as follows: Total Return US Treasury Fund, Inc. – 0.83%; Managed Municipal Fund, Inc.-Class A – 0.99%; Managed Municipal Fund, Inc.-Class I – 0.74%; North American Government Bond Fund, Inc.-Class A – 1.18%; North American Government Bond Fund, Inc.-Class C – 1.78%; North American Government Bond Fund, Inc.-Class I – 0.78%; and ISI Strategy Fund, Inc. – 1.11%. The operating expense ratios may vary over time.

2

Management Discussion & Analysis (Unaudited)

The Total Return U.S. Treasury Fund

This fiscal year, the Treasury yields rose to highs in mid-March, fell sharply to lows in July and retraced some of the decline by fiscal year end. The market anticipated first a stronger economy, and when disappointed with growth in the summer, yields reversed course. The economy made some headway as the fiscal year closed, despite political uncertainties in the U.S., Europe and China. The Federal Reserve moved to open-end purchases to support the economy. The Fund’s active maturity management anticipated the Federal Reserve’s move by increasing the Fund’s holdings of 5 – 10 year issues. At the end of the fiscal year, the Fund had 74.6% of its maturities in the 5 – 10 year range. By comparison, the Treasury market as a whole, according to Barclays Capital Treasury Index, the 5 – 10 year maturity range represented only 22.73% of the Treasury market.

3

Management Discussion & Analysis (Unaudited) (continued)

The Managed Municipal Fund

Municipal yields fell on balance during the fiscal year. Please see 10-year AAA yield chart for fiscal year 2012 below.

4

Management Discussion & Analysis (Unaudited) (continued)

The Fund purchased issues primarily in the 10+ year range during the fiscal year. The reason was the attractive yield on tax free, high quality municipals when compared to U.S. Treasuries. While not as high a percentage of Treasuries this year when compared with last year, the yields generally remain significantly above Treasuries. This is especially the case beyond 10 years. Please see table below.

Comparison of AAA Municipal Yields
as a Percentage of U.S. Treasury Yields
(10/31/11 and 10/31/12)

% of Treasury Yield*
Maturity	10/31/11	10/31/12
5 Year	136.86	98.25
10 year	121.86	110.56
15 year	130.41	121.28
20 year	133.77	123.32
* Source: Bloomberg

5

Management Discussion & Analysis (Unaudited) (continued)

The North American Government Bond Fund

The Fund’s positive performance was primarily due to the roughly 70% of the Fund held in U. S. Treasuries. Intermediate Treasuries (5-year) fell almost 0.25% during the fiscal year, producing price gains for the bonds. Canada had a more modest rally in its 5-year bonds (yields down 0.16%) while 5-year Mexican bond yields rose very modestly (yields up 0.10%). The Canadian dollar was roughly unchanged versus the U.S. dollar while the Mexican peso rose versus the U.S. dollar. Please see charts below.

6

Management Discussion & Analysis (Unaudited) (continued)

7

Management Discussion & Analysis (Unaudited) (continued)

The Strategy Fund

The stock market rallied strongly during the fiscal year after a mid-year correction. The Fund benefitted from its equity position. Earnings performance and attractive yields were the basic forces behind the stock market rally. U.S. Treasuries benefitted a bit from Federal Reserve Open end quantitative easing and continued problems in Europe. The Fund’s performance for the fiscal year was up +13.69%. Stocks lead the way with the DJ Wilshire 5000 up +14.30%. The U.S. Treasury position had positive returns. For example, the Barclays Capital U.S. Treasury Index was up +3.66% for the fiscal year. The political uncertainties in the U.S., Europe and China gave the stock market a “Wall of Worry” to climb, which for the most part it did during the fiscal year. Please see charts below showing the price action of the DJ Wilshire 5000 and the decline in 10-year Treasury yields during the fiscal year.

8

Management Discussion & Analysis (Unaudited) (continued)

9

Total Return US Treasury Fund – Performance Comparison1 (Unaudited)

10

Total Return US Treasury Fund – Performance Comparison1 (Unaudited) (continued)

	Cumulative Total Returns (With Sales Charge)					Average Annual Total Returns (With Sales Charge)
Periods Ended October 31, 2012	1 Year	3 Years	5 Years	10 Years	Since Inception2	1 Year	3 Years	5 Years	10 Years	Since Inception2
Total Return US Treasury Fund	0.19%	12.28%	28.12%	52.56%	369.67%	0.19%	3.94%	5.08%	4.31%	6.59%
Barclays Capital Treasury Index3	3.66%	16.98%	34.04%	61.43%	420.52%	3.66%	5.37%	6.03%	4.91%	7.06%
Barclays Capital Intermediate Treasury Index3	2.48%	13.00%	28.68%	50.39%	344.53%	2.48%	4.16%	5.17%	4.17%	6.36%
Barclays Capital Long- Term Treasury Index3	10.40%	42.22%	66.66%	116.51%	781.22%	10.40%	12.46%	10.76%	8.03%	9.42%

1
Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance information presented in the graph and table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. All performance assumes the reinvestment of dividends and capital gain distributions and includes the Fund’s maximum 3.00% sales charge. Distributions of the Fund’s capital gains and non-US Treasury income may be subject to state and local taxes. Management is not aware of any single index that is truly representative of the Fund since its active maturity management policy allows the manager to adjust the weighted average maturity throughout each US Treasury sector. Currently, the Fund’s weighted average maturity is approximately 4.97 years.

2	The Fund’s inception date is August 10, 1988. Benchmark returns are for the periods beginning August 31, 1988.

3
The Barclays Capital Treasury Index is an unmanaged index reflecting the performance of all public Treasury obligations and does not focus on one particular segment of the Treasury market. The Barclays Capital Intermediate Treasury Index is an unmanaged index reflecting the performance of US Treasury securities in the intermediate-term Treasury sector. The Barclays Capital Long-Term Treasury Index is an unmanaged index reflecting the performance of US Treasury securities in the long-term Treasury sector. Benchmark returns do not reflect expenses or sales charges that have been deducted from the Fund’s returns.

Expense Ratio Information as of:	October 31, 2012
Gross Expense Ratio	0.83%

11

Managed Municipal Fund – Performance Comparison1 (Unaudited)

12

Managed Municipal Fund – Performance Comparison1 (Unaudited) (continued)

	Cumulative Total Returns (With Sales Charge)					Average Annual Total Returns (With Sales Charge)
Periods Ended October 31, 2012	1 Year	3 Years	5 Years	10 Years	Since Inception	1 Year	3 Years	5 Years	10 Years	Since Inception
Managed Municipal Fund - ISI Class A Shares2	3.18%	11.08%	21.15%	42.22%	212.25%	3.18%	3.57%	3.91%	3.58%	5.15%
Managed Municipal Fund - ISI Class I Shares3	6.60%	—	—	—	9.16%	6.60%	—	—	—	4.33%
Barclays Capital General Obligation Index4	8.07%	21.10%	35.30%	66.40%	298.82%	8.07%	6.59%	6.23%	5.22%	6.29%
Barclays Capital Prerefunded Municipal Bond Index4	2.85%	8.85%	22.30%	43.39%	212.31%	2.85%	2.87%	4.11%	3.67%	5.15%
Consumer Price Index5	2.20%	7.05%	10.75%	28.13%	50.46%	2.20%	2.30%	2.06%	2.51%	1.82%

1
Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance information presented in the graph and table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. All performance assumes the reinvestment of dividends and capital gain distributions and includes the sales charge, if applicable. ISI Class A Shares have a maximum 3.00% sales charge. Distributions of the Fund’s income and capital gains may be subject to state and local taxes.

2	The ISI Class A Shares inception date is February 26, 1990. Benchmark returns are for the periods beginning February 28, 1990.

3	The ISI Class I Shares inception date is October 7, 2010. Benchmark returns are for the period beginning October 31, 2010.

4
The Barclays Capital General Obligation Index is an unmanaged index reflecting general municipal bond market performance. The Barclays Capital Prerefunded Municipal Bond Index, an unmanaged index, is a subcomponent of the general Barclays Capital Municipal Bond Index, and contains only bonds from that index that have been prerefunded or escrowed to maturity. Benchmark returns do not reflect expenses or sales charges that have been deducted from the Fund’s returns.

5	The Consumer Price Index is a widely used measure of inflation.

Expense Ratio Information as of:	October 31, 2012
Gross Expense Ratio – Class A	0.99%
Gross Expense Ratio – Class I	0.74%

13

North American Government Bond Fund – Performance Comparison1 (Unaudited)

14

North American Government Bond Fund – Performance Comparison1 (Unaudited) (continued)

	Cumulative Total Returns (With Sales Charge)					Average Annual Total Returns (With Sales Charge)
Periods Ended October 31, 2012	1 Year	3 Years	5 Years	10 Years	Since Inception	1 Year	3 Years	5 Years	10 Years	Since Inception
North American Government Bond Fund - ISI Class A Shares2	-0.43%	12.78%	24.45%	58.54%	195.14%	-0.43%	4.09%	4.47%	4.72%	5.62%
North American Government Bond Fund - ISI Class C Shares3	1.13%	14.33%	24.44%	—	44.49%	1.13%	4.56%	4.47%	—	3.97%
North American Government Bond Fund - ISI Class I Shares4	3.14%	—	—	—	9.01%	3.14%	—	—	—	4.14%
Barclays Capital Intermediate Treasury Index5	2.48%	13.00%	28.68%	50.39%	183.41%	2.48%	4.16%	5.17%	4.17%	5.41%
Barclays Capital Emerging Americas Index: Mexico Section / Citigroup US Broad Investment-Grade Bond Index Mexico Sector / Barclays Capital Global Aggregate Index: Mexico Section6	11.19%	36.63%	31.15%	103.16%	569.00%	11.19%	10.96%	5.57%	7.35%	10.10%
Consumer Price Index7	2.20%	7.05%	10.75%	28.13%	69.01%	2.20%	2.30%	2.06%	2.51%	2.69%

1
Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance information presented in the graph and table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. All performance assumes the reinvestment of dividends and capital gain distributions and includes sales charges, if applicable. ISI Class A shares have a maximum 3.00% sales charge. ISI Class C Shares have a maximum 1.00% contingent deferred sales charge in the first year, which is eliminated thereafter.

2	ISI Class A Shares inception date is January 15, 1993. Benchmark returns are for the periods beginning January 31, 1993.

3
ISI Class C Shares inception date is May 16, 2003. Cumulative and annualized returns for the Barclays Capital Intermediate Treasury Index from May 31, 2003 through October 31, 2012 were 45.33% and 4.04%, respectively.

4	ISI Class I Shares inception date is September 16, 2010. Benchmark returns are for the periods beginning September 30, 2010.

5
The Barclays Capital Intermediate Treasury Index is an unmanaged index reflecting the performance of US Treasury securities in the intermediate-term Treasury sector. Benchmark returns do not reflect expenses or sales charges that have been deducted from the Fund’s returns.

6
Reflects the performance of the Barclays Capital Emerging Americas Index: Mexico Section through October 31, 2004 and the Citigroup US Broad Investment-Grade Bond Index Mexico Sector from that date through October 31, 2006 and the Barclays Capital Global Aggregate Index: Mexico from October 31, 2006 through October 31, 2012. The Barclays Capital Emerging Americas Index: Mexico Section has been discontinued. Barclays Capital Emerging Americas Index: Mexico Section was an unmanaged sub-index of the Barclays Capital Emerging Americas Index reflecting the performance of selected Mexican debt instruments with maturities of one year or more. The Citigroup US Broad Investment-Grade Bond Index Mexico Sector is an unmanaged sub-index of the Citigroup US Broad Investment-Grade Bond Index reflecting the performance of selected Mexican debt instruments with maturities of one year or more. The Barclays Capital Global Aggregate Index: Mexico Section is an unmanaged sub-index of Barclays Capital Global Aggregate Index which provides broad-based measure of global investment-grade fixed income markets. The Mexico Section reflects the US dollar performance of selected Mexican government peso-denominated debt instruments with maturities of one year or more. Benchmark returns do not reflect expenses or sales charges that have been deducted from the Fund’s returns.

7	The Consumer Price Index is a widely used measure of inflation.

Expense Ratio Information as of:	October 31, 2012
Gross Expense Ratio – Class A	1.18%
Gross Expense Ratio – Class C	1.78%
Gross Expense Ratio – Class I	0.78%

15

ISI Strategy Fund – Performance Comparison1 (Unaudited)

16

ISI Strategy Fund – Performance Comparison1 (Unaudited) (continued)

	Cumulative Total Returns (With Sales Charge)					Average Annual Total Returns (With Sales Charge)
Periods Ended October 31, 2012	1 Year	3 Years	5 Years	10 Years	Since Inception2	1 Year	3 Years	5 Years	10 Years	Since Inception2
ISI Strategy Fund	10.29%	34.28%	4.39%	84.58%	100.07%	10.29%	10.32%	0.86%	6.32%	4.69%
DJ Wilshire 5000 (Full Cap) Index3	14.30%	46.83%	3.91%	111.79%	105.87%	14.30%	13.66%	0.77%	7.79%	4.90%
Consumer Price Index4	2.20%	7.05%	10.75%	28.13%	38.65%	2.20%	2.30%	2.06%	2.51%	2.19%
Lipper Flexible Portfolio Funds Average5	8.77%	30.66%	8.70%	99.21%	101.27%	8.77%	9.32%	1.68%	7.13%	4.75%

1
Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance information presented in the graph and table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. All performance assumes the reinvestment of dividends and capital gain distributions and includes the Fund’s maximum 3.00% sales charge.

2	The Fund’s inception date is September 16, 1997. Benchmark returns are for the periods beginning September 30, 1997.

3
The DJ Wilshire 5000 (Full Cap) Index is an unmanaged index that represents the broadest measure of the US equity market. Benchmark returns do not reflect expenses or sales charges that have been deducted from the Fund’s returns.

4	The Consumer Price Index is a widely used measure of inflation.

5
Lipper figures represent the average total returns by all mutual funds designated by Lipper as falling into the category indicated. The Lipper Flexible Portfolio Funds Average category includes funds that allocate their investments across various asset classes, including domestic common stocks, bonds and money market instruments with a focus on total return.

Expense Ratio Information as of:	October 31, 2012
Gross Expense Ratio	1.11%

17

Shareholder Expense Examples (Unaudited)

As a shareholder of the Funds, you may incur two types of cost; (1) transaction costs, including sales charges (loads); and (2) ongoing costs, including management fees, Rule 12b-1 distribution/shareholder service fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the tables below are based on an investment of $1,000 made at the beginning of the period shown (May 1, 2012) and held for the entire period (October 31, 2012).

Actual Expenses – “Actual Return” in the following table provides information about actual account values and actual expenses. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid During Period” column to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – “Hypothetical Returns” in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return of each Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, “Hypothetical Returns” in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

18

Shareholder Expense Examples (Unaudited) (continued)

Total Return US Treasury Fund
	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period(1)	Annualized Expense Ratio
Based on Actual Fund Return	$1,000.00	$1,013.50	$4.05	0.80%
Based on Hypothetical 5% Return	$1,000.00	$1,021.11	$4.06	0.80%

Managed Municipal Fund – Class A
	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period(1)	Annualized Expense Ratio
Based on Actual Fund Return	$1,000.00	$1,021.90	$4.98	0.98%
Based on Hypothetical 5% Return	$1,000.00	$1,020.21	$4.98	0.98%

Managed Municipal Fund – Class I
	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period(1)	Annualized Expense Ratio
Based on Actual Fund Return	$1,000.00	$1,024.10	$3.77	0.74%
Based on Hypothetical 5% Return	$1,000.00	$1,021.42	$3.76	0.74%

North American Government Bond Fund – Class A
	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period(1)	Annualized Expense Ratio
Based on Actual Fund Return	$1,000.00	$1,008.30	$5.81	1.15%
Based on Hypothetical 5% Return	$1,000.00	$1,019.36	$5.84	1.15%

North American Government Bond Fund – Class C
	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period(1)	Annualized Expense Ratio
Based on Actual Fund Return	$1,000.00	$1,006.10	$8.82	1.75%
Based on Hypothetical 5% Return	$1,000.00	$1,016.34	$8.87	1.75%

(1)	Expenses are equal to the Fund’s annualized expense ratio for the period, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

19

Shareholder Expense Examples (Unaudited) (continued)

North American Government Bond Fund – Class I
	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period(1)	Annualized Expense Ratio
Based on Actual Fund Return	$1,000.00	$1,011.10	$3.84	0.76%
Based on Hypothetical 5% Return	$1,000.00	$1,021.32	$3.86	0.76%

ISI Strategy Fund
	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period(1)	Annualized Expense Ratio
Based on Actual Fund Return	$1,000.00	$1,009.80	$5.46	1.08%
Based on Hypothetical 5% Return	$1,000.00	$1,019.71	$5.48	1.08%

(1)	Expenses are equal to the Fund’s annualized expense ratio for the period, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

20

Portfolio Profiles (Unaudited)

Portfolio Profiles (as a % of Net Assets)	October 31, 2012

Total Return US Treasury Fund
US Treasury Obligations	99.28%
Other Assets and Liabilities	0.72%
100.00%

Managed Municipal Fund
Aaa Municipal Obligations*	74.05%
Aa Municipal Obligations*	11.76%
NR Municipal Obligations*	2.36%
US Treasury Obligations	10.86%
Other Assets and Liabilities	0.97%
100.00%

* Ratings are based on Moody’s Investors Service, Inc.

North American Government Bond Fund
Canadian Securities	16.21%
Mexican Securities	13.25%
US Treasury Obligations	69.28%
Other Assets and Liabilities	1.26%
100.00%
ISI Strategy Fund
Consumer Discretionary	10.89%
Consumer Staples	7.69%
Energy	7.02%
Financials	14.89%
Health Care	9.35%
Industrials	5.70%
Information Technology	12.39%
Materials	3.30%
Telecommunication Services	1.81%
Utilities	2.21%
US Treasury Obligations	24.45%
Other Assets and Liabilities	0.30%
100.00%

21

Total Return US Treasury Fund

Schedule of Investments	October 31, 2012

Security	Interest Rate	Maturity Date	Principal Amount	Value
US TREASURY OBLIGATIONS - 99.28%
US Treasury Notes	1.375%	02/15/13	$6,750,000	$6,774,523
US Treasury Notes	1.375%	03/15/13	5,000,000	5,023,245
US Treasury Notes	0.625%	04/30/13	7,450,000	7,468,044
US Treasury Notes	3.750%	11/15/18	2,050,000	2,392,253
US Treasury Notes	1.250%	01/31/19	18,000,000	18,300,942
US Treasury Notes	2.625%	08/15/20	5,000,000	5,496,095
US Treasury Bonds	8.125%	08/15/19	10,000,000	14,660,940
US Treasury Bonds	8.750%	08/15/20	11,000,000	17,155,710

Total US Treasury Obligations (Cost $72,288,364)				$77,271,752

Total Investments - 99.28% (Cost $72,288,364)*				$77,271,752
Other Assets in Excess of Liabilities - 0.72%				562,185
Net Assets - 100.00%				$77,833,937

*	Cost for Federal income tax purposes is $72,288,364 and net unrealized appreciation on a tax basis consists of:

Gross Unrealized Appreciation	$4,983,388
Gross Unrealized Depreciation	—
Net Unrealized Appreciation	$4,983,388

See Notes to Financial Statements.
22

Managed Municipal Fund

Schedule of Investments	October 31, 2012

Security	Interest Rate	Maturity Date	Ratings (Moody’s/ S&P)1	Principal Amount	Value
MUNICIPAL BONDS - 88.17%
General Obligations - 49.02%
Baltimore County, MD	4.000%	08/01/22	Aaa/AAA	$1,665,000	$1,944,304
City of Austin, TX, Series A	3.000%	09/01/29	Aaa/AAA	2,085,000	2,115,378
City of Raleigh, NC, Series B	3.000%	04/01/30	Aaa/AAA	2,000,000	2,038,700
Delaware State, Series B	3.000%	07/01/19	Aaa/AAA	1,400,000	1,580,614
Delaware State, Series B	3.250%	01/01/21	Aaa/AAA	2,000,000	2,146,280
Du Page County, IL, Jail Project	5.600%	01/01/21	Aaa/AAA	1,600,000	1,909,232
Florida State, Board of Education, Public Education, Series I	4.125%	06/01/21	NR/NR	2,290,000	2,347,250
Georgia State, Series A	3.000%	07/01/29	Aaa/AAA	3,000,000	3,062,460
Georgia State, Series B	4.250%	04/01/25	Aaa/AAA	1,120,000	1,229,390
Georgia State, Series G	4.125%	10/01/23	Aaa/AAA	2,000,000	2,180,060
Maryland State, Series B	3.000%	03/15/26	Aaa/AAA	1,750,000	1,828,120
Mecklenburg County, NC	3.500%	02/01/26	Aaa/AAA	2,000,000	2,266,360
Minnesota State, State Trunk Highway, Series B	2.500%	08/01/27	Aa1/AA+	2,500,000	2,457,125
Minnesota State, State Trunk Highway, Series B	4.000%	08/01/30	Aa1/AA+	2,830,000	3,253,028
Oregon State, State Property, ODOT Building, Public Improvements, Series K	5.000%	05/01/30	Aa1/AA+	1,915,000	2,321,191
Prince Georges County, MD, Public Improvements	4.125%	07/15/26	Aaa/AAA	2,000,000	2,209,840
South Carolina State, Coastal Carolina University, Series A	4.000%	04/01/28	Aaa/AA+	1,000,000	1,154,720
Tennessee State, Series A	3.625%	05/01/31	Aaa/AA+	2,000,000	2,084,920
Texas, Water Financial Assistance, Series C-1	5.000%	08/01/39	Aaa/AA+	3,515,000	4,107,735
Utah State, Series A	3.000%	07/01/18	Aaa/AAA	1,000,000	1,120,460
Utah State, Series A	5.000%	07/01/23	Aaa/AAA	2,785,000	3,489,494
Virginia State, Series B	4.250%	06/01/26	Aaa/AAA	2,500,000	2,681,075
Washington State, Series E	4.000%	02/01/36	Aa1/AA+	2,000,000	2,118,100
Washington State, Series F	4.500%	07/01/27	Aa1/AA+	2,500,000	2,824,600
Washington, Suburban Sanitation District, Water Supply	4.250%	06/01/26	Aaa/AAA	2,500,000	2,680,175
					$57,150,611
Prerefunded2 Issues - 21.19%
Alexandria, VA, Capital Improvements, 06/15/14 @ 100	4.250%	06/15/21	Aaa/AAA	$3,300,000	$3,512,949
Arlington County, VA, Public Improvements, 01/15/13 @ 100	4.500%	01/15/28	Aaa/AAA	1,600,000	1,614,240
Arlington County, VA, Public Improvements, 01/15/13 @ 100	4.500%	01/15/28	NR/NR	400,000	403,568

See Notes to Financial Statements.
23

Managed Municipal Fund

Schedule of Investments (continued)	October 31, 2012

Security	Interest Rate	Maturity Date	Ratings (Moody’s/ S&P)1	Principal Amount	Value
MUNICIPAL BONDS - 88.17% (continued)
Prerefunded2 Issues - 21.19% (continued)
Florida State, Board of Education, Public Education, Series I, 06/01/13 @ 101	4.125%	06/01/21	Aa1/AAA	$710,000	$733,309
Henrico County, VA, Public Improvements, 07/15/15 @ 100	4.250%	07/15/24	Aaa/AAA	2,830,000	3,125,565
Maryland State, Capital Improvements, Series A, 02/15/15 @ 100	4.000%	02/15/20	Aaa/AAA	4,000,000	4,333,480
Mecklenburg County, NC, Public Improvements, Series A, 02/01/14 @ 100	4.000%	02/01/20	Aaa/AAA	3,000,000	3,140,610
Montgomery County, MD, Public Improvements, Series A, 05/01/13 @ 100	4.000%	05/01/21	Aaa/AAA	2,450,000	2,496,722
Salt Lake City, UT, School District, School Board Guaranty, Series A, 03/01/13 @ 100	4.500%	03/01/20	Aaa/NR	2,240,000	2,272,256
Tennessee State, Series A, 05/01/17 @ 100	5.000%	05/01/26	Aaa/AA+	500,000	597,165
Tennessee State, Series A, 05/01/17 @ 100	5.000%	05/01/27	Aaa/AA+	2,075,000	2,478,235
					$24,708,099
Revenue Bonds - 17.96%
Colorado, Water Resources & Power Development Authority, Series A	4.000%	09/01/29	Aaa/AAA	$2,000,000	$2,178,720
Fairfax County, VA, Water Authority Water Revenue	4.500%	04/01/27	Aaa/AAA	2,500,000	2,737,725
Florida, Water Pollution Control Financing, Series A	5.000%	01/15/29	Aaa/AAA	500,000	578,735
Florida, Water Pollution Control Financing, Series A	5.100%	01/15/29	Aaa/AAA	550,000	639,776
Gwinnett County, GA, Water & Sewer Authority, Series A	4.000%	08/01/28	Aaa/AAA	2,000,000	2,198,920
Kansas State, Development Finance Authority, Series DW-1	3.000%	04/01/20	Aaa/AAA	2,865,000	3,057,843
Kansas State, Development Finance Authority, Series DW-1	3.125%	04/01/22	Aaa/AAA	2,975,000	3,126,725
Texas, Water Development Board Revenue, State Revolving Fund-Senior Lien, Series A	4.750%	07/15/20	Aaa/AAA	3,000,000	3,010,710
Virginia State Resources Authority Clean Water Revenue	4.500%	10/01/28	Aaa/AAA	3,000,000	3,406,410
					$20,935,564

Total Municipal Bonds (Cost $94,649,482)					$102,794,274

See Notes to Financial Statements.
24

Managed Municipal Fund

Schedule of Investments (continued)	October 31, 2012

Security	Interest Rate	Maturity Date	Principal Amount	Value
US TREASURY OBLIGATIONS - 10.86%
US Treasury Notes	0.500%	05/31/13	$5,000,000	$5,010,155
US Treasury Notes	1.375%	03/15/13	3,280,000	3,295,249
US Treasury Notes	0.625%	04/30/13	4,340,000	4,350,511

Total US Treasury Obligations (Cost $12,654,471)				$12,655,915

Total Investments - 99.03% (Cost $107,303,953)*				$115,450,189
Other Assets in Excess of Liabilities - 0.97%				1,132,915
Net Assets - 100.00%				$116,583,104

1	Moody’s Municipal Bond Ratings:

	Aaa	Judged to be of the best quality.

	Aa	Judged to be of high quality by all standards. Issues are sometimes denoted with a 1, 2 or 3, which denote a high, medium or low ranking within the rating.

	NR	Bond is not rated by this rating organization.

S&P Municipal Bond Ratings:

	AAA	Of the highest quality.

	AA	The second strongest capacity of payment of debt services. Those issues determined to possess very strong safety characteristics are denoted with a plus (+) sign.

	NR	Bond is not rated by this rating organization.

2
Prerefunded: Bonds which are prerefunded are collateralized by US Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

*	Cost for Federal income tax purposes is $107,304,120 and net unrealized appreciation on a tax basis consists of:

Gross Unrealized Appreciation	$8,146,069
Gross Unrealized Depreciation	—
Net Unrealized Appreciation	$8,146,069

See Notes to Financial Statements.
25

North American Government Bond Fund

Schedule of Investments	October 31, 2012

Security	Interest Rate	Maturity Date	Principal Amount1		Value
CANADIAN SECURITIES - 16.21%
Canadian Government Bonds	3.500%	06/01/13	CAD	3,100,000	$3,148,265
Canadian Government Bonds	0.750%	05/01/14		5,000,000	4,982,979
Canadian Government Bonds	2.250%	08/01/14		3,700,000	3,780,465
Canadian Government Bonds	4.000%	06/01/17		9,000,000	10,079,459
Canadian Government Bonds	3.750%	06/01/19		3,280,000	3,742,238
Canadian Government Bonds	3.250%	06/01/21		1,000,000	1,127,880

Total Canadian Securities (Cost $25,631,124)					$26,861,286

MEXICAN SECURITIES - 13.25%
Mexican Bono2	9.000%	12/20/12	MXN	31,782,400	$2,443,657
Mexican Bono2	8.000%	12/19/13		17,850,000	1,412,900
Mexican Bono2	9.500%	12/18/14		44,000,000	3,670,085
Mexican Bono2	6.000%	06/18/15		23,850,000	1,867,797
Mexican Bono2	8.000%	12/17/15		93,907,000	7,775,534
Mexican Bono2	7.250%	12/15/16		44,050,000	3,635,662
Mexican Bono2	6.500%	06/10/21		14,198,500	1,161,649

Total Mexican Securities (Cost $23,136,174)					$21,967,284

US TREASURY OBLIGATIONS - 69.28%
US Treasury Notes	1.375%	03/15/13		$18,950,000	$19,038,099
US Treasury Notes	0.625%	04/30/13		5,650,000	5,663,684
US Treasury Notes	1.250%	01/31/19		15,700,000	15,962,488
US Treasury Notes	2.625%	08/15/20		10,850,000	11,926,526
US Treasury Bonds	8.750%	05/15/17		12,800,000	17,454,003
US Treasury Bonds	8.875%	08/15/17		10,300,000	14,285,616
US Treasury Bonds	8.125%	08/15/19		6,500,000	9,529,611
US Treasury Bonds	8.500%	02/15/20		6,000,000	9,097,968
US Treasury Bonds	8.750%	08/15/20		2,300,000	3,587,103
US Treasury Bonds	7.875%	02/15/21		650,000	985,207
US Treasury Bonds	2.000%	11/15/21		7,000,000	7,272,342

Total US Treasury Obligations (Cost $107,974,108)					$114,802,647

Total Investments - 98.74% (Cost $156,741,406)*					$163,631,217
Other Assets in Excess of Liabilities - 1.26%					2,080,110
Net Assets - 100.00%					$165,711,327

See Notes to Financial Statements.
26

North American Government Bond Fund

Schedule of Investments (continued)	October 31, 2012

CAD	Canadian dollar

MXN	Mexican peso

1	Principal Amount is shown in US dollars unless otherwise noted.

2	Bonos are fixed rate, local currency-denominated coupon bonds issued by the Mexican government.

*	Cost for Federal income tax purposes is $156,741,406 and net unrealized appreciation on a tax basis consists of:

Gross Unrealized Appreciation	$8,302,493
Gross Unrealized Depreciation	(1,412,682)
Net Unrealized Appreciation	$6,889,811

See Notes to Financial Statements.
27

ISI Strategy Fund

Schedule of Investments	October 31, 2012

Security	Shares	Value
COMMON STOCKS - 75.25%
Consumer Discretionary - 10.89%
Auto Components - 0.13%
Allison Transmission Holdings, Inc.	1,000	$20,190
Spartan Motors, Inc.	1,910	8,977
Standard Motor Products, Inc.	1,290	24,226
Superior Industries International, Inc.	1,520	25,977
Tower International, Inc.*	410	2,903
		82,273
Automobiles - 0.29%
Ford Motor Co.	14,530	162,155
Winnebago Industries, Inc.*	1,640	20,664
		182,819
Distributors - 0.01%
VOXX International Corp.*	590	3,670

Diversified Consumer Services - 0.10%
Bridgepoint Education, Inc.*	380	3,800
Career Education Corp.*	615	2,091
ITT Educational Services, Inc.*	1,130	24,284
Weight Watchers International, Inc.	650	32,662
		62,837
Hotels, Restaurants & Leisure - 1.98%
Ameristar Casinos, Inc.	1,920	35,040
Brinker International, Inc.	900	27,720
Chipotle Mexican Grill, Inc.*	520	132,355
Choice Hotels International, Inc.	1,580	49,438
International Game Technology	170	2,183
Las Vegas Sands Corp.	3,580	166,255
Marriott International, Inc.	2,606	95,067
Marriott Vacations Worldwide Corp.*	320	12,589
McDonald's Corp.	4,096	355,533
MGM Resorts International*	3,878	39,982
Starbucks Corp.	1,080	49,572
Wyndham Worldwide Corp.	3,230	162,792
Wynn Resorts Ltd.	1,060	128,324
		1,256,850

Security	Shares	Value
Household Durables - 0.02%
Bassett Furniture Industries, Inc.	640	$7,341
Tempur-Pedic International, Inc.*	290	7,667
		15,008
Internet & Catalog Retail - 1.00%
Amazon.com, Inc.*	1,260	293,353
Expedia, Inc.	267	15,793
Liberty Interactive Corp. - Class A*	11,920	238,400
Liberty Ventures - Series A*	596	33,918
Orbitz Worldwide, Inc.*	5,170	12,770
TripAdvisor, Inc.*	1,357	41,104
		635,338
Leisure Equipment & Products - 0.08%
Arctic Cat, Inc.*	490	17,772
LeapFrog Enterprises, Inc.*	3,770	33,327
		51,099
Media - 3.63%
AMC Networks, Inc. - Class A*	104	4,859
Cablevision Systems Corp. - New York Group - Class A	5,588	97,343
Carmike Cinemas, Inc.*	212	2,887
CBS Corp. - Class B - Non-Voting Shares	4,513	146,221
Comcast Corp. - Class A	9,800	367,598
DIRECTV*	7,730	395,080
Liberty Global, Inc. - Class A*	2,226	133,627
News Corp. - Class A	9,875	236,210
Nexstar Broadcasting Group, Inc. - Class A*	760	8,261
Scholastic Corp.	850	28,042
Sinclair Broadcast Group, Inc. - Class A	1,000	12,600
Sirius XM Radio, Inc.*	34,400	96,320
Time Warner Cable, Inc.	1,603	158,873
Time Warner, Inc.	2,530	109,928
Viacom, Inc. - Class B	1,210	62,037
Virgin Media, Inc.	6,650	217,721
Walt Disney Co. (The)	4,253	208,695
World Wrestling Entertainment, Inc. - Class A	2,040	16,504
		2,302,806

See Notes to Financial Statements.
28

ISI Strategy Fund

Schedule of Investments (continued)	October 31, 2012

Security	Shares	Value
COMMON STOCKS - 75.25% (continued)
Consumer Discretionary - 10.89% (continued)
Multi-Line Retail - 0.84%
Dillard's, Inc. - Class A	1,200	$92,400
Dollar General Corp.*	2,115	102,831
Dollar Tree, Inc.*	2,120	84,525
Macy's, Inc.	1,520	57,866
Nordstrom, Inc.	2,290	130,003
Target Corp.	1,061	67,639
		535,264
Specialty Retail - 2.42%
AutoZone, Inc.*	800	300,000
Bed Bath & Beyond, Inc.*	1,530	88,250
Buckle, Inc. (The)	850	38,395
Chico's FAS, Inc.	2,460	45,756
Conn's, Inc.*	990	25,077
Express, Inc.*	2,290	25,488
Finish Line, Inc. (The) - Class A	840	17,476
Gap, Inc. (The)	2,929	104,624
hhgregg, Inc.*	290	1,752
Hibbett Sports, Inc.*	1,270	68,567
Home Depot, Inc. (The)	4,653	285,601
Limited Brands, Inc.	2,800	134,092
Lithia Motors, Inc. - Class A	260	8,892
Lowe's Cos., Inc.	3,400	110,092
MarineMax, Inc.*	1,340	11,028
New York & Co., Inc.*	1,568	5,284
PetSmart, Inc.	1,120	74,357
Ross Stores, Inc.	220	13,409
Systemax, Inc.*	2,031	22,219
Tiffany & Co.	930	58,795
TJX Cos., Inc.	1,240	51,621
Zale Corp.*	1,790	12,852
Zumiez, Inc.*	1,440	36,446
		1,540,073
Textiles, Apparel & Luxury Goods - 0.39%
Coach, Inc.	840	47,082
Delta Apparel, Inc.*	260	3,936
NIKE, Inc. - Class B	2,130	194,640
		245,658
Consumer Staples - 7.69%
Beverages - 1.40%
Coca-Cola Co. (The)	11,060	411,211

Security	Shares	Value
Beverages - 1.40% (continued)
Dr Pepper Snapple Group, Inc.	3,618	$155,031
PepsiCo, Inc.	4,628	320,443
		886,685
Food & Staples Retailing - 1.94%
Costco Wholesale Corp.	130	12,796
CVS Caremark Corp.	5,190	240,816
Kroger Co. (The)	2,120	53,466
Pantry, Inc. (The)*	490	6,500
Sysco Corp.	1,690	52,508
Wal-Mart Stores, Inc.	10,906	818,168
Whole Foods Market, Inc.	530	50,207
		1,234,461
Food Products - 1.26%
General Mills, Inc.	4,096	164,168
H.J. Heinz Co.	1,260	72,463
Hershey Co. (The)	1,623	111,744
Hormel Foods Corp.	2,676	79,022
Kraft Foods Group, Inc.*	2,076	94,416
McCormick & Co., Inc. - Non-Voting Shares	1,118	68,891
Mondelez International, Inc. - Class A	6,230	165,344
Omega Protein Corp.*	1,110	7,226
Pilgrim's Pride Corp.*	3,610	20,324
Smart Balance, Inc.*	1,680	19,992
		803,590
Household Products - 1.36%
Colgate-Palmolive Co.	1,970	206,771
Kimberly-Clark Corp.	230	19,194
Procter & Gamble Co. (The)	9,191	636,385
		862,350
Personal Products - 0.04%
Nature's Sunshine Products, Inc.	580	9,970
Revlon, Inc. - Class A*	930	14,322
		24,292
Tobacco - 1.69%
Altria Group, Inc.	6,172	196,270
Lorillard, Inc.	140	16,241
Philip Morris International, Inc.	6,949	615,403
Reynolds American, Inc.	4,376	182,217
Vector Group Ltd.	3,958	65,149
		1,075,280

See Notes to Financial Statements.
29

ISI Strategy Fund

Schedule of Investments (continued)	October 31, 2012

Security	Shares	Value
COMMON STOCKS - 75.25% (continued)
Energy - 7.02%
Energy Equipment & Services - 0.93%
Halliburton Co.	3,480	$112,369
Newpark Resources, Inc.*	2,390	16,228
Parker Drilling Co.*	6,270	27,149
Schlumberger Ltd.	5,700	396,321
Unit Corp.*	930	37,526
		589,593
Oil, Gas & Consumable Fuels - 6.09%
Alon USA Energy, Inc.	1,760	23,109
Amyris, Inc.*	3,170	8,147
Anadarko Petroleum Corp.	566	38,946
BPZ Resources, Inc.*	6,540	18,835
Chevron Corp.	6,742	743,036
ConocoPhillips	7,830	452,966
Contango Oil & Gas Co.*	850	41,786
Crosstex Energy, Inc.	2,620	35,842
Devon Energy Corp.	540	31,433
Energy XXI (Bermuda) Ltd.	200	6,620
Exxon Mobil Corp.	15,631	1,425,078
Green Plains Renewable Energy, Inc.*	1,660	12,832
Kinder Morgan, Inc.	4,640	161,054
Marathon Petroleum Corp.	901	49,492
McMoRan Exploration Co.*	1,040	12,407
Occidental Petroleum Corp.	1,020	80,539
Phillips 66	4,115	194,063
Ship Finance International Ltd.	462	7,106
Spectra Energy Corp.	7,590	219,123
W&T Offshore, Inc.	2,030	34,409
Western Refining, Inc.	4,750	118,133
Williams Cos., Inc. (The)	4,420	154,656
		3,869,612
Financials - 14.89%
Capital Markets - 1.71%
American Capital Ltd.*	10,180	120,022
Arlington Asset Investment Corp. - Class A	350	7,788
BlackRock, Inc.	1,996	378,601
Calamos Asset Management, Inc. - Class A	1,151	12,431
Charles Schwab Corp. (The)	2,325	31,573
FXCM, Inc. - Class A	1,920	17,280

Security	Shares	Value
Capital Markets - 1.71% (continued)
Goldman Sachs Group, Inc. (The)	980	$119,942
Invesco Ltd.	3,741	90,981
New Mountain Finance Corp.	600	8,994
SEI Investments Co.	4,146	90,714
State Street Corp.	2,180	97,163
SWS Group, Inc.*	940	5,349
TD Ameritrade Holding Corp.	6,490	101,828
		1,082,666
Commercial Banks - 2.77%
Banner Corp.	1,030	29,860
CapitalSource, Inc.	15,560	123,080
Centerstate Banks, Inc.	326	2,826
Citizens Republic Bancorp, Inc.*	1,880	34,103
Cullen/Frost Bankers, Inc.	2,463	136,204
CVB Financial Corp.	5,920	64,054
Enterprise Financial Services Corp.	1,010	14,140
Fifth Third Bancorp	1,770	25,718
First BanCorp*	8,500	36,040
First Busey Corp.	4,002	18,889
FirstMerit Corp.	2,880	39,917
MainSource Financial Group, Inc.	500	6,260
MB Financial, Inc.	3,160	64,022
Mercantile Bank Corp.*	490	8,100
MetroCorp Bancshares, Inc.*	1,000	10,140
Pacific Continental Corp.	1,030	9,569
Pinnacle Financial Partners, Inc.*	1,760	34,408
Popular, Inc.*	94	1,817
PrivateBancorp, Inc.	2,620	42,339
Republic Bancorp, Inc. - Class A	1,184	25,598
Southwest Bancorp, Inc.*	1,080	11,653
Sterling Financial Corp.	3,160	67,182
Susquehanna Bancshares, Inc.	4,012	41,604
SVB Financial Group*	2,140	121,103
Synovus Financial Corp.	17,180	42,091
Trico Bancshares	900	15,120
Union First Market Bankshares Corp.	1,457	22,875

See Notes to Financial Statements.
30

ISI Strategy Fund

Schedule of Investments (continued)	October 31, 2012

Security	Shares	Value
COMMON STOCKS - 75.25% (continued)
Financials - 14.89% (continued)
Commercial Banks - 2.77% (continued)
United Community Banks, Inc.*	3,040	$26,448
US Bancorp	5,480	181,991
Washington Trust Bancorp, Inc.	700	18,893
Webster Financial Corp.	2,460	54,120
Wells Fargo & Co.	12,793	430,996
		1,761,160
Consumer Finance - 1.42%
American Express Co.	6,330	354,290
DFC Global Corp.*	1,950	32,857
Discover Financial Services	5,040	206,640
SLM Corp.	17,370	305,365
		899,152
Diversified Financial Services - 1.88%
Bank of America Corp.	21,801	203,185
CBOE Holdings, Inc.	2,800	82,572
Citigroup, Inc.	3,600	134,604
CME Group, Inc.	3,660	204,704
Interactive Brokers Group, Inc. - Class A	2,530	36,052
JPMorgan Chase & Co.	12,541	522,709
Resource America, Inc. - Class A	1,110	7,504
		1,191,330
Insurance - 3.21%
Allstate Corp. (The)	1,950	77,961
American Equity Investment Life Holding Co.	3,890	44,774
American International Group, Inc.*	3,950	137,973
American National Insurance Co.	220	16,073
American Safety Insurance Holdings Ltd.*	580	9,779
Assured Guaranty Ltd.	1,890	26,252
Berkshire Hathaway, Inc. - Class B*	5,800	500,830
Brown & Brown, Inc.	6,790	173,484
Cincinnati Financial Corp.	3,912	155,854
CNO Financial Group, Inc.	13,000	124,540

Security	Shares	Value
Insurance - 3.21% (continued)
Employers Holdings, Inc.	1,818	$33,179
FBL Financial Group, Inc. - Class A	900	30,717
Loews Corp.	2,900	122,612
Maiden Holdings Ltd.	2,560	21,632
PartnerRe Ltd.	1,480	119,880
Phoenix Cos., Inc. (The)*	55	1,658
Presidential Life Corp.	1,000	13,980
ProAssurance Corp.	1,638	146,437
Progressive Corp. (The)	3,910	87,193
Protective Life Corp.	4,270	116,571
SeaBright Holdings, Inc.	1,250	13,713
StanCorp Financial Group, Inc.	81	2,782
Symetra Financial Corp.	5,300	63,335
		2,041,209
Real Estate Investment Trusts - 3.08%
American Capital Agency Corp.	5,380	177,648
American Tower Corp.	1,610	121,217
Annaly Capital Management, Inc.	5,910	95,387
Ashford Hospitality Trust, Inc.	3,850	33,071
Chesapeake Lodging Trust	1,660	31,291
Equity Residential	2,000	114,820
FelCor Lodging Trust, Inc.*	6,176	27,174
First Industrial Realty Trust, Inc.*	4,330	57,805
General Growth Properties, Inc.	11,500	226,090
Gramercy Capital Corp.*	2,900	8,439
Hatteras Financial Corp.	1,178	32,124
HCP, Inc.	3,380	149,734
iStar Financial, Inc.*	4,770	41,642
Macerich Co. (The)	1,110	63,270
National Retail Properties, Inc.	2,070	65,578
Newcastle Investment Corp.	1,850	16,003
NorthStar Realty Finance Corp.	7,440	48,881
Parkway Properties Inc.	1,000	13,770
Pennsylvania Real Estate Investment Trust	2,180	36,035
Public Storage	2,830	392,323
RAIT Financial Trust	2,820	15,736

See Notes to Financial Statements.
31

ISI Strategy Fund

Schedule of Investments (continued)	October 31, 2012

Security	Shares	Value
COMMON STOCKS - 75.25% (continued)
Financials - 14.89% (continued)
Real Estate Investment Trusts - 3.08% (continued)
Simon Property Group, Inc.	900	$136,989
Strategic Hotels & Resorts, Inc.*	4,420	24,266
Taubman Centers, Inc.	350	27,493
		1,956,786
Thrifts & Mortgage Finance - 0.82%
BankFinancial Corp.	1,000	8,030
Capitol Federal Financial, Inc.	6,400	76,224
Doral Financial Corp.*	7,260	6,896
Federal Agricultural Mortgage Corp. - Class C	460	12,958
First Financial Holdings, Inc.	935	13,183
First Financial Northwest, Inc.*	640	5,056
Fox Chase Bancorp, Inc.	450	7,002
Kaiser Federal Financial Group, Inc.	530	8,178
MGIC Investment Corp.*	9,190	15,807
New York Community Bancorp, Inc.	18,180	251,975
OceanFirst Financial Corp.	1,000	13,940
Oritani Financial Corp.	2,512	38,383
Radian Group, Inc.	7,440	34,894
Rockville Financial, Inc.	1,590	21,131
SI Financial Group, Inc.	360	3,960
TFS Financial Corp.*	510	4,565
		522,182
Health Care - 9.35%
Biotechnology - 1.99%
Acorda Therapeutics, Inc.*	2,460	58,917
Agenus, Inc.*	1,280	5,722
Alexion Pharmaceuticals, Inc.*	500	45,190
Amgen, Inc.	3,420	295,984
Ariad Pharmaceuticals, Inc.*	2,630	56,676
Biogen Idec, Inc.*	910	125,780
Celgene Corp.*	1,000	73,320
Dusa Pharmaceuticals, Inc.*	1,000	6,860
Gilead Sciences, Inc.*	4,510	302,891
Maxygen, Inc.	1,570	3,831
Medivation, Inc.*	100	5,112
Momenta Pharmaceuticals, Inc.*	1,650	20,922

Security	Shares	Value
Biotechnology - 1.99% (continued)
Myriad Genetics, Inc.*	410	$10,730
Pharmacyclics, Inc.*	1,000	61,070
Regeneron Pharmaceuticals, Inc.*	440	62,612
Spectrum Pharmaceuticals, Inc.*	1,490	16,628
Threshold Pharmaceuticals, Inc.*	3,080	12,659
Trius Therapeutics, Inc.*	2,190	12,001
United Therapeutics Corp.*	1,880	85,860
		1,262,765
Health Care Equipment & Supplies - 0.58%
Baxter International, Inc.	422	26,430
Cerus Corp.*	3,060	9,517
IDEXX Laboratories, Inc.*	353	33,959
Intuitive Surgical, Inc.*	20	10,844
Medtronic, Inc.	2,430	101,039
Meridian Bioscience, Inc.	2,545	50,264
RTI Biologics, Inc.*	3,111	12,631
Sirona Dental Systems, Inc.*	1,140	65,276
Staar Surgical Co.*	1,630	10,497
STERIS Corp.	1,388	49,427
		369,884
Health Care Providers & Services - 2.33%
Amedisys, Inc.*	1,690	18,657
AmerisourceBergen Corp.	6,120	241,373
Assisted Living Concepts, Inc. - Class A	1,300	10,283
Community Health Systems, Inc.*	3,100	85,002
Express Scripts Holding Co.*	996	61,294
HCA Holdings, Inc.	4,350	123,583
Health Management Associates, Inc. - Class A*	9,930	72,489
Health Net, Inc.*	1,440	30,989
HealthSouth Corp.*	2,260	50,014
LifePoint Hospitals, Inc.*	1,610	56,897
Magellan Health Services, Inc.*	1,780	89,267
McKesson Corp.	1,020	95,176
MEDNAX, Inc.*	1,650	113,817
Owens & Minor, Inc.	840	23,915
Select Medical Holdings Corp.*	6,530	69,153

See Notes to Financial Statements.
32

ISI Strategy Fund

Schedule of Investments (continued)	October 31, 2012

Security	Shares	Value
COMMON STOCKS - 75.25% (continued)
Health Care - 9.35% (continued)
Health Care Providers & Services - 2.33% (continued)
Skilled Healthcare Group, Inc. - Class A*	1,985	$15,423
Sun Healthcare Group, Inc.*	1,560	13,198
Sunrise Senior Living, Inc.*	3,287	47,300
Team Health Holdings, Inc.*	4,080	108,569
Tenet Healthcare Corp.*	773	18,243
UnitedHealth Group, Inc.	1,600	89,600
Universal American Corp.*	4,800	43,392
		1,477,634
Health Care Technology - 0.03%
Omnicell, Inc.*	1,270	18,517

Pharmaceuticals - 4.42%
Abbott Laboratories	3,856	252,645
Allergan, Inc.	791	71,127
Bristol-Myers Squibb Co.	10,033	333,597
Eli Lilly & Co.	2,190	106,500
Forest Laboratories, Inc.*	3,930	132,480
Johnson & Johnson	8,588	608,202
Merck & Co., Inc.	10,872	496,089
Pfizer, Inc.	28,740	714,764
Questcor Pharmaceuticals, Inc.	1,270	32,360
Salix Pharmaceuticals Ltd.*	1,190	46,457
Transcept Pharmaceuticals, Inc.*	1,040	5,294
ViroPharma, Inc.*	420	10,605
		2,810,120
Industrials - 5.70%
Aerospace & Defense - 1.42%
AAR Corp.	1,652	24,929
Boeing Co. (The)	1,100	77,484
General Dynamics Corp.	90	6,127
Honeywell International, Inc.	2,979	182,434
Huntington Ingalls Industries, Inc.*	598	25,343
Lockheed Martin Corp.	1,190	111,468
Northrop Grumman Corp.	3,581	245,979
Raytheon Co.	170	9,615
Taser International, Inc.*	1,700	13,277
United Technologies Corp.	2,638	206,186
		902,842

Security	Shares	Value
Air Freight & Logistics - 0.28%
Pacer International, Inc.*	1,000	$3,580
United Parcel Service, Inc. - Class B	2,380	174,335
		177,915
Airlines - 0.07%
Republic Airways Holdings, Inc.*	2,740	12,796
SkyWest, Inc.	2,860	31,317
		44,113
Building Products - 0.14%
Griffon Corp.	3,900	39,585
Patrick Industries, Inc.*	590	10,425
Simpson Manufacturing Co., Inc.	1,360	41,426
		91,436
Commercial Services & Supplies - 0.34%
ABM Industries, Inc.	330	6,270
Intersections, Inc.	1,010	9,383
United Stationers, Inc.	1,950	56,589
US Ecology, Inc.	360	8,543
Waste Management, Inc.	4,200	137,508
		218,293
Construction & Engineering - 0.03%
Tutor Perini Corp.*	2,150	21,801

Industrial Conglomerates - 1.41%
3M Co.	2,086	182,733
General Electric Co.	33,730	710,354
		893,087
Machinery - 0.89%
Actuant Corp. - Class A	1,610	45,466
Caterpillar, Inc.	3,027	256,720
Graco, Inc.	1,360	65,361
Illinois Tool Works, Inc.	1,011	62,005
Mueller Industries, Inc.	1,870	81,906
Sauer-Danfoss, Inc.	850	34,051
Terex Corp.*	940	21,197
		566,706
Professional Services - 0.09%
Mistras Group, Inc.*	930	20,544
Pendrell Corp.*	6,460	7,687
Verisk Analytics, Inc. - Class A*	560	28,560
		56,791

See Notes to Financial Statements.
33

ISI Strategy Fund

Schedule of Investments (continued)	October 31, 2012

Security	Shares	Value
COMMON STOCKS - 75.25% (continued)
Industrials - 5.70% (continued)
Road & Rail - 0.37%
Union Pacific Corp.	1,890	$232,527

Trading Companies & Distributors - 0.66%
DXP Enterprises, Inc.*	850	41,846
Fastenal Co.	3,816	170,575
Titan Machinery, Inc.*	340	8,041
Watsco, Inc.	1,030	70,400
WESCO International, Inc.*	1,950	126,516
		417,378
Information Technology - 12.39%
Communications Equipment - 0.69%
Brocade Communications Systems, Inc.*	5,120	27,136
Cisco Systems, Inc.	11,400	195,396
Comtech Telecommunications Corp.	810	20,387
F5 Networks, Inc.*	260	21,445
JDS Uniphase Corp.*	420	4,070
Motorola Solutions, Inc.	1,700	87,856
NETGEAR, Inc.*	570	20,240
QUALCOMM, Inc.	850	49,789
Telular Corp.	130	1,299
Tessco Technologies, Inc.	450	9,360
		436,978
Computers & Peripherals - 3.03%
Apple, Inc.	2,963	1,763,281
Datalink Corp.*	1,020	8,303
EMC Corp.*	2,010	49,084
Hewlett-Packard Co.	2,589	35,858
Lexmark International, Inc. - Class A	1,350	28,701
STEC, Inc.*	3,410	20,017
Synaptics, Inc.*	900	20,844
		1,926,088
Electronic Equipment, Instruments & Components - 0.45%
Anixter International, Inc.	170	9,965
Insight Enterprises, Inc.*	2,030	32,825
Itron, Inc.*	490	20,119
Kemet Corp.*	2,550	11,577
Key Tronic Corp.*	590	6,697
Plexus Corp.*	850	22,874

Security	Shares	Value
Electronic Equipment, Instruments & Components - 0.45% (continued)
Power-One, Inc.*	5,220	$21,037
ScanSource, Inc.*	1,334	39,020
Tech Data Corp.*	2,179	96,551
Vishay Intertechnology, Inc.*	2,800	23,184
		283,849
Internet Software & Services - 1.76%
Earthlink, Inc.	5,930	37,596
eBay, Inc.*	2,040	98,512
Google, Inc. - Class A*	1,006	683,849
j2 Global, Inc.	1,300	39,052
NIC, Inc.	1,830	26,169
ValueClick, Inc.*	760	12,669
VeriSign, Inc.*	2,390	88,597
XO Group, Inc.*	1,882	15,150
Yahoo!, Inc.*	7,020	118,006
		1,119,600
IT Services - 1.91%
CACI International, Inc. - Class A*	840	42,361
Cardtronics, Inc.*	343	9,745
DST Systems, Inc.	2,120	120,925
Fidelity National Information Services, Inc.	1,230	40,430
Forrester Research, Inc.	980	28,361
Heartland Payment Systems, Inc.	1,362	35,521
International Business Machines Corp.	3,834	745,828
Teradata Corp.*	1,063	72,613
Visa, Inc. - A Shares	830	115,171
		1,210,955
Semiconductors & Semiconductor Equipment - 1.30%
GT Advanced Technologies, Inc.*	3,960	17,187
Intel Corp.	22,659	490,001
Micron Technology, Inc.*	2,490	13,508
OmniVision Technologies, Inc.*	2,120	30,316
Texas Instruments, Inc.	8,545	240,029
Veeco Instruments, Inc.*	1,140	34,998
		826,039
Software - 3.25%
ANSYS, Inc.*	333	23,603

See Notes to Financial Statements.
34

ISI Strategy Fund

Schedule of Investments (continued)	October 31, 2012

Security	Shares	Value
COMMON STOCKS - 75.25% (continued)
Information Technology - 12.39% (continued)
Software - 3.25% (continued)
Blackbaud, Inc.	1,390	$33,040
CA, Inc.	8,819	198,604
Intuit, Inc.	2,980	177,072
Microsoft Corp.	25,922	739,684
Oracle Corp.	21,129	656,055
Pegasystems, Inc.	800	18,776
TIBCO Software, Inc.*	3,090	77,899
Tyler Technologies, Inc.*	840	40,160
VMware, Inc. - Class A*	1,010	85,618
Websense, Inc.*	940	12,427
		2,062,938
Materials - 3.30%
Chemicals - 2.21%
A. Schulman, Inc.	1,568	40,235
Airgas, Inc.	100	8,897
CF Industries Holdings, Inc.	240	49,246
Cytec Industries, Inc.	1,343	92,425
Dow Chemical Co. (The)	10,089	295,608
EI du Pont de Nemours & Co.	5,900	262,668
Ferro Corp.*	4,880	12,834
Flotek Industries, Inc.*	2,570	28,553
Georgia Gulf Corp.	770	27,250
Huntsman Corp.	3,630	54,595
Innophos Holdings, Inc.	850	40,502
Kronos Worldwide, Inc.	1,000	13,350
Monsanto Co.	310	26,682
Olin Corp.	2,788	57,823
PolyOne Corp.	3,627	68,659
Praxair, Inc.	570	60,540
Rockwood Holdings, Inc.	1,538	70,594
RPM International, Inc.	3,798	101,255
W.R. Grace & Co.*	1,261	80,906
Zoltek Cos., Inc.*	1,940	13,289
		1,405,911
Containers & Packaging - 0.19%
Graphic Packaging Holding Co.*	185	1,095
Myers Industries, Inc.	1,900	28,177
Silgan Holdings, Inc.	2,030	87,919
		117,191

Security	Shares	Value
Metals & Mining - 0.90%
Freeport-McMoRan Copper & Gold, Inc.	5,231	$203,381
Hecla Mining Co.	930	6,119
McEwen Mining, Inc.*	2,220	10,789
Metals USA Holdings Corp.*	1,270	18,517
Molycorp, Inc.*	3,880	40,352
Southern Copper Corp.	5,776	220,066
Titanium Metals Corp.	862	10,094
Worthington Industries, Inc.	2,929	63,325
		572,643
Telecommunication Services - 1.81%
Diversified Telecommunication Services - 1.80%
AT&T, Inc.	17,090	591,143
CenturyLink, Inc.	2,520	96,718
IDT Corp. - Class B	1,280	12,954
Premiere Global Services, Inc.*	760	6,460
Verizon Communications, Inc.	9,790	437,025
		1,144,300
Wireless Telecommunication Services - 0.01%
USA Mobility, Inc.	420	4,641

Utilities - 2.21%
Electric Utilities - 1.18%
American Electric Power Co., Inc.	730	32,441
Duke Energy Corp.	1,310	86,054
Entergy Corp.	280	20,322
Exelon Corp.	1,759	62,937
FirstEnergy Corp.	1,440	65,837
NextEra Energy, Inc.	1,080	75,665
Northeast Utilities	70	2,751
Pepco Holdings, Inc.	4,300	85,441
PPL Corp.	1,823	53,924
Southern Co. (The)	3,450	161,598
Xcel Energy, Inc.	3,600	101,700
		748,670
Gas Utilities - 0.14%
ONEOK, Inc.	1,700	80,410
Questar Corp.	520	10,525
		90,935

See Notes to Financial Statements.
35

ISI Strategy Fund

Schedule of Investments (continued)	October 31, 2012

Security	Shares	Value
COMMON STOCKS - 75.25% (continued)
Utilities - 2.21% (continued)
Multi-Utilities - 0.74%
Alliant Energy Corp.	1,870	$83,589
Ameren Corp.	2,700	88,776
CenterPoint Energy, Inc.	3,380	73,245
Consolidated Edison, Inc.	700	42,266
Dominion Resources, Inc.	2,080	109,782
DTE Energy Co.	220	13,662
NiSource, Inc.	420	10,697
Sempra Energy	290	20,228

Security	Shares	Value
Multi-Utilities - 0.74% (continued)
TECO Energy, Inc.	210	$3,753
Wisconsin Energy Corp.	620	23,851
		469,849
Water Utilities - 0.15%
American Water Works Co., Inc.	2,540	93,320

Total Common Stocks (Cost $38,160,939)		$47,789,759

Security	Interest Rate	Maturity Date	Principal Amount	Value
US TREASURY OBLIGATIONS - 24.45%
US Treasury Notes	1.375%	11/15/12	$475,000	$475,278
US Treasury Notes	0.625%	12/31/12	3,400,000	3,403,057
US Treasury Notes	0.625%	04/30/13	550,000	551,332
US Treasury Notes	2.000%	01/31/16	1,250,000	1,313,086
US Treasury Notes	1.000%	03/31/17	2,000,000	2,032,970
US Treasury Notes	1.500%	03/31/19	750,000	772,793
US Treasury Notes	2.625%	08/15/20	1,600,000	1,758,751
US Treasury Notes	1.750%	05/15/22	3,500,000	3,535,000
US Treasury Bonds	8.125%	08/15/19	1,150,000	1,686,008

Total US Treasury Obligations (Cost $15,253,998)				$15,528,275

Total Investments - 99.70% (Cost $53,414,937)**				$63,318,034
Other Assets in Excess of Liabilities - 0.30%				193,695
Net Assets - 100.00%				$63,511,729

*	Non-income producing security.

**	Cost for Federal income tax purposes is $53,506,850 and net unrealized appreciation on a tax basis consists of:

Gross Unrealized Appreciation	$11,372,595
Gross Unrealized Depreciation	(1,561,411)
Net Unrealized Appreciation	$9,811,184

The difference between the federal income tax cost of portfolio investments and the Schedule of Investments cost is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and accounting principles generally accepted in the United States. These timing differences are temporary in nature and are due to the tax deferral of losses on wash sales.

See Notes to Financial Statements.
36

ISI FUNDS

Statements of Assets and Liabilities	October 31, 2012

	Total Return US Treasury Fund	Managed Municipal Fund
ASSETS
Investments in securities:
At cost	$72,288,364	$107,303,953
At value (Note 1)	$77,271,752	$115,450,189
Cash	147,583	249,979
Interest receivable	525,143	1,061,184
Receivable for capital shares sold	484	19,031
Other assets	17,190	36,302
TOTAL ASSETS	77,962,152	116,816,685

LIABILITIES
Distributions payable	36,173	112,944
Payable for capital shares redeemed	11,354	8,000
Accrued distribution fees (Note 2)	16,511	22,991
Accrued investment advisory fees (Note 2)	14,970	38,945
Accrued administration fees (Note 2)	5,240	6,636
Accrued directors' fees (Note 2)	4,350	5,512
Accrued transfer agent fees (Note 2)	1,049	–
Other accrued expenses and liabilities	38,568	38,553
TOTAL LIABILITIES	128,215	233,581

NET ASSETS	$77,833,937	$116,583,104

NET ASSETS CONSIST OF:
Paid-in capital	$71,495,088	$107,945,570
Distributions in excess of net investment income	(36,173)	(374)
Accumulated net realized gains from security transactions	1,391,634	491,672
Net unrealized appreciation on investments	4,983,388	8,146,236
Net assets	$77,833,937	$116,583,104

See Notes to Financial Statements.
37

ISI FUNDS

Statements of Assets and Liabilities (continued)	October 31, 2012

	Total Return US Treasury Fund	Managed Municipal Fund
SHARES OF CAPITAL STOCK OUTSTANDING OF $0.001 PAR VALUE
ISI Class A Shares (50,000,000 shares authorized)	—	9,841,657
ISI Class I Shares (5,000,000 shares authorized)	—	582,941
ISI Shares (115,000,000 shares authorized)	7,495,923	—

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
ISI Class A Shares (based on net assets of $110,059,913)	$—	$11.18
ISI Class I Shares (based on net assets of $6,523,191)	$—	$11.19
ISI Shares (based on net assets of $77,833,937)	$10.38	$—

MAXIMUM OFFERING PRICE VALUE PER SHARE (100/97) X NET ASSET VALUE PER SHARE
ISI Class A Shares	$—	$11.53
ISI Shares	$10.70	$—

See Notes to Financial Statements.
38

ISI FUNDS

Statements of Assets and Liabilities	October 31, 2012

	North American Government Bond Fund	ISI Strategy Fund
ASSETS
Investments in securities:
At cost	$156,741,406	$53,414,937
At value (Note 1)	$163,631,217	$63,318,034
Cash	202,764	107,425
Dividends and interest receivable, at value	2,102,354	142,207
Receivable for capital shares sold	198,611	5,168
Other assets	42,972	18,894
TOTAL ASSETS	166,177,918	63,591,728

LIABILITIES
Distributions payable	136,355	—
Payable for capital shares redeemed	143,785	2,057
Accrued investment advisory fees (Note 2)	56,907	21,766
Accrued distribution fees (Note 2)	51,536	13,604
Accrued administration fees (Note 2)	10,261	3,110
Accrued directors' fees (Note 2)	8,183	2,942
Accrued transfer agent fees (Note 2)	3,874	216
Accrued shareholder servicing fees (Note 2)	3,718	—
Other accrued expenses and liabilities	51,972	36,304
TOTAL LIABILITIES	466,591	79,999

NET ASSETS	$165,711,327	$63,511,729

NET ASSETS CONSIST OF:
Paid-in capital	$158,958,134	$50,976,478
Undistributed (distributions in excess of) net investment income	(136,355)	20,463
Accumulated net realized gains from security and foreign currency transactions	—	2,611,691
Net unrealized appreciation on investments and foreign currency translations	6,889,548	9,903,097
Net assets	$165,711,327	$63,511,729

See Notes to Financial Statements.
39

ISI FUNDS

Statements of Assets and Liabilities (continued)	October 31, 2012

	North American Government Bond Fund	ISI Strategy Fund
SHARES OF CAPITAL STOCK OUTSTANDING OF $0.001 PAR VALUE
ISI Class A Shares (50,000,000 shares authorized)	14,698,488	—
ISI Class C Shares (5,000,000 shares authorized)	2,215,825	—
ISI Class I Shares (5,000,000 shares authorized)	3,979,973	—
ISI Shares (25,000,000 shares authorized)	—	4,468,466

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
ISI Class A Shares (based on net assets of $116,598,845)	$7.93	$—
ISI Class C Shares (based on net assets of $17,451,328)*	$7.88	$—
ISI Class I Shares (based on net assets of $31,661,154)	$7.96	$—
ISI Shares (based on net assets of $63,511,729)	$—	$14.21

MAXIMUM OFFERING PRICE VALUE PER SHARE (100/97) X NET ASSET VALUE PER SHARE
ISI Class A Shares	$8.18	$—
ISI Shares	$—	$14.65

*	Contingent deferred sales charge of 1.00% is imposed on the sale of shares if redeemed within the first year of purchase.

See Notes to Financial Statements.
40

ISI FUNDS

Statements of Operations	Year Ended October 31, 2012

	Total Return US Treasury Fund	Managed Municipal Fund
INVESTMENT INCOME
Interest	$1,544,403	$3,789,973

EXPENSES
Investment advisory fees (Note 2)	187,588	444,571
Distribution fees (Note 2):
ISI Class A Shares	—	265,652
ISI Shares	205,521	—
Administration fees (Note 2)	58,635	80,602
Custody fees	46,929	71,891
Transfer agent fees (Note 2):
ISI Class A Shares	—	38,670
ISI Class I Shares	—	1,782
ISI Shares	45,772	—
Professional fees	43,621	50,825
Registration fees	27,098	52,877
Directors' fees and expenses	15,942	21,925
Compliance consulting fees (Note 2)	15,476	20,984
Other expenses	38,218	39,644
TOTAL EXPENSES	684,800	1,089,423

NET INVESTMENT INCOME	859,603	2,700,550

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from security transactions	1,922,327	532,929
Net change in unrealized appreciation/depreciation on investments	(75,791)	3,536,133

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	1,846,536	4,069,062

NET INCREASE IN NET ASSETS FROM OPERATIONS	$2,706,139	$6,769,612

See Notes to Financial Statements.
41

ISI FUNDS

Statements of Operations	Year Ended October 31, 2012

	North American Government Bond Fund	ISI Strategy Fund
INVESTMENT INCOME
Interest	$4,225,728	$114,350
Dividends	—	1,176,317
TOTAL INVESTMENT INCOME	4,225,728	1,290,667

EXPENSES
Investment advisory fees (Note 2)	657,878	241,388
Distribution fees (Note 2):
ISI Class A Shares	490,545	—
ISI Class C Shares	130,966	—
ISI Shares	—	150,867
Administration fees (Note 2)	118,336	42,273
Custody fees	117,878	74,980
Transfer agent fees (Note 2):
ISI Class A Shares	78,618	—
ISI Class C Shares	11,214	—
ISI Class I Shares	15,762	—
ISI Shares	—	33,266
Registration fees	85,587	31,427
Professional fees	62,216	36,873
Shareholder servicing fees (Note 2):
ISI Class C Shares	43,655	—
Directors' fees and expenses	32,455	11,211
Compliance consulting fees (Note 2)	30,779	11,194
Other expenses	64,541	33,723
TOTAL EXPENSES	1,940,430	667,202

NET INVESTMENT INCOME	2,285,298	623,465

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gains (losses) from:
Security transactions	1,704,610	6,030,040
Foreign currency transactions	(89,926)	—
Net change in unrealized appreciation/depreciation on:
Investments	476,113	949,090
Foreign currency translations	29,407	—

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND FOREIGN CURRENCIES	2,120,204	6,979,130

NET INCREASE IN NET ASSETS FROM OPERATIONS	$4,405,502	$7,602,595

See Notes to Financial Statements.
42

Total Return US Treasury Fund

Statements of Changes in Net Assets

	Year Ended October 31, 2012	Year Ended October 31, 2011
FROM OPERATIONS
Net investment income	$859,603	$1,304,024
Net realized gains from security transactions	1,922,327	1,634,170
Net change in net unrealized appreciation/depreciation on investments	(75,791)	642,385
Net increase in net assets resulting from operations	2,706,139	3,580,579

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(895,776)	(1,304,024)
From net realized gains from security transactions	(1,797,336)	(381,516)
Decrease in net assets resulting from distributions to shareholders	(2,693,112)	(1,685,540)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	4,163,812	5,744,028
Net asset value of shares issued in reinvestment of distributions to shareholders	1,916,360	1,130,054
Payments for shares redeemed	(13,753,040)	(21,068,096)
Net decrease in net assets resulting from capital share transactions	(7,672,868)	(14,194,014)

TOTAL DECREASE IN NET ASSETS	(7,659,841)	(12,298,975)

NET ASSETS
Beginning of year	85,493,778	97,792,753
End of year	$77,833,937	$85,493,778

END OF YEAR DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(36,173)	$—

CAPITAL SHARE ACTIVITY
Shares sold	401,210	566,944
Shares reinvested	184,576	113,692
Shares redeemed	(1,328,999)	(2,131,872)
Net decrease in shares outstanding	(743,213)	(1,451,236)
Shares outstanding, beginning of year	8,239,136	9,690,372
Shares outstanding, end of year	7,495,923	8,239,136

See Notes to Financial Statements.
43

Managed Municipal Fund

Statements of Changes in Net Assets

	Year Ended October 31, 2012	Year Ended October 31, 2011
FROM OPERATIONS
Net investment income	$2,700,550	$2,824,541
Net realized gains (losses) from security transactions	532,929	(41,257)
Net change in net unrealized appreciation/depreciation on investments	3,536,133	153,003
Net increase in net assets resulting from operations	6,769,612	2,936,287

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
ISI Class A Shares	(2,568,434)	(2,740,490)
ISI Class I Shares	(133,180)	(83,643)
From net realized gains from security transactions
ISI Class A Shares	—	(702,701)
ISI Class I Shares	—	(17,283)
Decrease in net assets resulting from distributions to shareholders	(2,701,614)	(3,544,117)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
ISI Class A Shares	11,734,473	11,333,587
ISI Class I Shares	3,353,402	4,164,478
Net asset value of shares issued in reinvestment of distributions to shareholders
ISI Class A Shares	1,384,337	2,108,024
ISI Class I Shares	9,090	28,991
Payments for shares redeemed
ISI Class A Shares	(11,310,110)	(20,683,966)
ISI Class I Shares	(602,433)	(675,412)
Net increase (decrease) in net assets resulting from capital share transactions	4,568,759	(3,724,298)

TOTAL INCREASE (DECREASE) IN NET ASSETS	8,636,757	(4,332,128)

NET ASSETS
Beginning of year	107,946,347	112,278,475
End of year	$116,583,104	$107,946,347

END OF YEAR UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(374)	$690

See Notes to Financial Statements.
44

Managed Municipal Fund

Statements of Changes in Net Assets (continued)

	Year Ended October 31, 2012	Year Ended October 31, 2011
CAPITAL SHARE ACTIVITY
Shares sold
ISI Class A Shares	1,053,310	1,069,961
ISI Class I Shares	302,045	388,654
Shares reinvested
ISI Class A Shares	124,951	201,088
ISI Class I Shares	819	2,782
Shares redeemed
ISI Class A Shares	(1,022,082)	(1,953,697)
ISI Class I Shares	(54,327)	(64,049)

Net increase (decrease) in shares outstanding
ISI Class A Shares	156,179	(682,648)
ISI Class I Shares	248,537	327,387

Shares outstanding, beginning of year
ISI Class A Shares	9,685,478	10,368,126
ISI Class I Shares	334,404	7,017
Shares outstanding, end of year
ISI Class A Shares	9,841,657	9,685,478
ISI Class I Shares	582,941	334,404

See Notes to Financial Statements.
45

North American Government Bond Fund

Statements of Changes in Net Assets

	Year Ended October 31, 2012	Year Ended October 31, 2011
FROM OPERATIONS
Net investment income	$2,285,298	$2,619,451
Net realized gains from security and foreign currency transactions	1,614,684	1,514,546
Net change in net unrealized appreciation/depreciation on investments and foreign currency translations	505,520	397,933
Net increase in net assets resulting from operations	4,405,502	4,531,930

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
ISI Class A Shares	(1,783,773)	(2,308,484)
ISI Class C Shares	(185,403)	(276,833)
ISI Class I Shares	(499,263)	(303,492)
From net realized gains from security transactions
ISI Class A Shares	(1,448,786)	(885,079)
ISI Class C Shares	(198,567)	(141,835)
ISI Class I Shares	(223,788)	(66,068)
From Return of Capital
ISI Class A Shares	(48,032)	—
ISI Class C Shares	(6,583)	—
ISI Class I Shares	(7,419)	—
Decrease in net assets resulting from distributions to shareholders	(4,401,614)	(3,981,791)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
ISI Class A Shares	32,362,310	18,444,746
ISI Class C Shares	2,428,002	2,997,040
ISI Class I Shares	20,486,601	19,541,976
Net asset value of shares issued in reinvestment of distributions to shareholders
ISI Class A Shares	2,274,493	2,045,866
ISI Class C Shares	257,632	263,185
ISI Class I Shares	165,970	79,028
Payments for shares redeemed
ISI Class A Shares	(30,466,181)	(42,909,330)
ISI Class C Shares	(2,453,586)	(8,919,558)
ISI Class I Shares	(7,059,022)	(1,924,589)
Net increase (decrease) in net assets resulting from capital share transactions	17,996,219	(10,381,636)

TOTAL INCREASE (DECREASE) IN NET ASSETS	18,000,107	(9,831,497)

See Notes to Financial Statements.
46

North American Government Bond Fund

Statements of Changes in Net Assets (continued)

	Year Ended October 31, 2012	Year Ended October 31, 2011
NET ASSETS
Beginning of year	$147,711,220	$157,542,717
End of year	$165,711,327	$147,711,220

END OF YEAR DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(136,355)	$(124,437)

CAPITAL SHARE ACTIVITY
Shares sold
ISI Class A Shares	4,075,826	2,377,677
ISI Class C Shares	307,183	386,824
ISI Class I Shares	2,573,607	2,482,523
Shares reinvested
ISI Class A Shares	286,337	263,122
ISI Class C Shares	32,648	34,019
ISI Class I Shares	20,817	10,193
Shares redeemed
ISI Class A Shares	(3,835,415)	(5,508,903)
ISI Class C Shares	(310,710)	(1,157,539)
ISI Class I Shares	(886,808)	(245,283)

Net increase (decrease) in shares outstanding
ISI Class A Shares	526,748	(2,868,104)
ISI Class C Shares	29,121	(736,696)
ISI Class I Shares	1,707,616	2,247,433

Shares outstanding, beginning of year
ISI Class A Shares	14,171,740	17,039,844
ISI Class C Shares	2,186,704	2,923,400
ISI Class I Shares	2,272,357	24,924
Shares outstanding, end of year
ISI Class A Shares	14,698,488	14,171,740
ISI Class C Shares	2,215,825	2,186,704
ISI Class I Shares	3,979,973	2,272,357

See Notes to Financial Statements.
47

ISI Strategy Fund

Statements of Changes in Net Assets

	Year Ended October 31, 2012	Year Ended October 31, 2011
FROM OPERATIONS
Net investment income	$623,465	$704,938
Net realized gains from security transactions	6,030,040	2,271,921
Net change in net unrealized appreciation/depreciation on investments	949,090	(403,351)
Net increase in net assets resulting from operations	7,602,595	2,573,508

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(632,521)	(707,064)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	7,133,775	6,536,028
Net asset value of shares issued in reinvestment of distributions to shareholders	544,550	610,715
Payments for shares redeemed	(8,397,793)	(12,196,789)
Net decrease in net assets resulting from capital share transactions	(719,468)	(5,050,046)

TOTAL INCREASE (DECREASE) IN NET ASSETS	6,250,606	(3,183,602)

NET ASSETS
Beginning of year	57,261,123	60,444,725
End of year	$63,511,729	$57,261,123

END OF YEAR UNDISTRIBUTED NET INVESTMENT INCOME	$20,463	$43,492

CAPITAL SHARE ACTIVITY
Shares sold	515,670	510,245
Shares reinvested	39,842	47,681
Shares redeemed	(621,759)	(947,151)
Net decrease in shares outstanding	(66,247)	(389,225)
Shares outstanding, beginning of year	4,534,713	4,923,938
Shares outstanding, end of year	4,468,466	4,534,713

See Notes to Financial Statements.
48

Total Return US Treasury Fund

Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Years Ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$10.38	$10.09	$10.11	$9.59	$9.50

Income from investment operations:
Net investment income(a)	0.11	0.15	0.15	0.17	0.28
Net realized and unrealized gains on investments	0.23	0.33	0.50	0.70	0.16
Total from investment operations	0.34	0.48	0.65	0.87	0.44

Less distributions:
Dividends from net investment income	(0.11)	(0.15)	(0.15)	(0.17)	(0.28)
Distributions from net realized gains	(0.23)	(0.04)	(0.52)	(0.18)	(0.07)
Total distributions	(0.34)	(0.19)	(0.67)	(0.35)	(0.35)

Net asset value at end of year	$10.38	$10.38	$10.09	$10.11	$9.59

TOTAL RETURN(b)	3.28%	4.87%	6.85%	9.05%	4.61%

Net assets at end of year (000's)	$77,834	$85,494	$97,793	$112,295	$119,973

Ratio of expenses to average net assets	0.83%	0.84%	0.82%	0.80%	0.79%

Ratio of net investment income to average net assets	1.05%	1.50%	1.49%	1.68%	2.86%

Portfolio turnover rate	52%	51%	44%	109%	70%

(a)	Calculated using the average shares outstanding for the year.

(b)
Total return is a measure of the change in value of an investment in the Fund over the year covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect initial sales charges, the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements.
49

Managed Municipal Fund - Class A

Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Years Ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$10.77	$10.82	$10.68	$9.96	$10.61

Income (loss) from investment operations:
Net investment income(a)	0.27	0.28	0.31	0.32	0.36
Net realized and unrealized gains (losses) on investments	0.41	0.02	0.18	0.74	(0.50)
Total from investment operations	0.68	0.30	0.49	1.06	(0.14)

Less distributions:
Dividends from net investment income	(0.27)	(0.28)	(0.31)	(0.32)	(0.47)
Distributions from net realized gains	—	(0.07)	(0.04)	(0.02)	(0.04)
Total distributions	(0.27)	(0.35)	(0.35)	(0.34)	(0.51)

Net asset value at end of year	$11.18	$10.77	$10.82	$10.68	$9.96

TOTAL RETURN(b)	6.34%	2.93%	4.62%	10.68%	(1.44)%

Net assets at end of year (000's)	$110,060	$104,342	$112,203	$100,923	$75,072

Ratio of expenses to average net assets	0.99%	1.01%	0.97%	0.97%	0.96%

Ratio of net investment income to average net assets	2.42%	2.65%	2.89%	3.02%	3.48%

Portfolio turnover rate	17%	10%	22%	10%	7%

(a)	Calculated using the average shares outstanding for the year.

(b)
Total return is a measure of the change in value of an investment in the Fund over the year covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect initial sales charges, the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements.
50

Managed Municipal Fund - Class I

Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Years Ended October 31,		Period Ended October 31,
	2012	2011	2010(a)
Net asset value at beginning of period	$10.78	$10.82	$10.94

Income (loss) from investment operations:
Net investment income(b)	0.30	0.31	0.02
Net realized and unrealized gains (losses) on investments	0.41	0.03	(0.11)
Total from investment operations	0.71	0.34	(0.09)

Less distributions:
Dividends from net investment income	(0.30)	(0.31)	(0.03)
Distributions from net realized gains	—	(0.07)	—
Total distributions	(0.30)	(0.38)	(0.03)

Net asset value at end of period	$11.19	$10.78	$10.82

TOTAL RETURN(c)	6.60%	3.28%	(0.86	)%(d)

Net assets at end of period (000's)	$6,523	$3,605	$76

Ratio of expenses to average net assets	0.74%	0.76%	0.70	%(e)

Ratio of net investment income to average net assets	2.66%	2.92%	2.83	%(e)

Portfolio turnover rate	17%	10%	22%

(a)	Class I commenced operations on October 7, 2010.

(b)	Calculated using the average shares outstanding for the period.

(c)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.

(e)	Annualized.

See Notes to Financial Statements.
51

North American Government Bond Fund - Class A

Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Years Ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$7.93	$7.89	$7.56	$7.22	$7.53

Income (loss) from investment operations:
Net investment income(a)	0.11	0.14	0.14	0.14	0.23
Net realized and unrealized gains (losses) on investments and foreign currencies	0.10	0.12	0.56	0.56	(0.18)
Total from investment operations	0.21	0.26	0.70	0.70	0.05

Less distributions:
Dividends from net investment income	(0.12)	(0.16)	(0.14)	(0.08)	(0.19)
Distributions from net realized gains	(0.09)	(0.06)	(0.23)	(0.28)	(0.14)
Return of capital	(0.00)*	—	—	—	(0.03)
Total distributions	(0.21)	(0.22)	(0.37)	(0.36)	(0.36)

Net asset value at end of year	$7.93	$7.93	$7.89	$7.56	$7.22

TOTAL RETURN(b)	2.71%	3.30%	9.53%	9.80%	0.51%

Net assets at end of year (000's)	$116,599	$112,407	$134,383	$132,814	$140,326

Ratio of expenses to average net assets	1.18%	1.18%	1.15%	1.13%	1.11%

Ratio of net investment income to average net assets	1.40%	1.83%	1.85%	1.87%	2.97%

Portfolio turnover rate	57%	46%	48%	131%	108%

(a)	Calculated using the average shares outstanding for the year.

(b)
Total return is a measure of the change in value of an investment in the Fund over the year covered, which assumes any dividends, capital gains distributions or return of capital distributions are reinvested in shares of the Fund. Returns shown do not reflect initial sales charges, the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	Amount less than $0.005 per share.

See Notes to Financial Statements.
52

North American Government Bond Fund - Class C

Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Years Ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$7.89	$7.85	$7.54	$7.21	$7.52

Income (loss) from investment operations:
Net investment income(a)	0.06	0.10	0.09	0.09	0.18
Net realized and unrealized gains (losses) on investments and foreign currencies	0.11	0.12	0.56	0.55	(0.18)
Total from investment operations	0.17	0.22	0.65	0.64	0.00

Less distributions:
Dividends from net investment income	(0.09)	(0.12)	(0.11)	(0.03)	(0.14)
Distributions from net realized gains	(0.09)	(0.06)	(0.23)	(0.28)	(0.14)
Return of capital	(0.00)*	—	—	—	(0.03)
Total distributions	(0.18)	(0.18)	(0.34)	(0.31)	(0.31)

Net asset value at end of year	$7.88	$7.89	$7.85	$7.54	$7.21

TOTAL RETURN(b)	2.13%	2.84%	8.85%	8.97%	(0.12)%

Net assets at end of year (000's)	$17,451	$17,248	$22,963	$24,659	$20,636

Ratio of expenses to average net assets	1.78%	1.78%	1.78%	1.76%	1.73%

Ratio of net investment income to average net assets	0.80%	1.23%	1.23%	1.22%	2.34%

Portfolio turnover rate	57%	46%	48%	131%	108%

(a)	Calculated using the average shares outstanding for the year.

(b)
Total return is a measure of the change in value of an investment in the Fund over the year covered, which assumes any dividends, capital gains distributions or return of capital distributions are reinvested in shares of the Fund. Returns shown do not reflect contingent deferred sales charges, the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	Amount less than $0.005 per share.

See Notes to Financial Statements.
53

North American Government Bond Fund - Class I

Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Years Ended October 31,		Period Ended October 31,
	2012	2011	2010(a)
Net asset value at beginning of period	$7.95	$7.89	$7.80

Income from investment operations:
Net investment income(b)	0.14	0.18	0.02
Net realized and unrealized gains on investments and foreign currencies	0.11	0.12	0.12
Total from investment operations	0.25	0.30	0.14

Less distributions:
Dividends from net investment income	(0.15)	(0.18)	(0.02)
Distributions from net realized gains	(0.09)	(0.06)	(0.03)
Return of Capital	(0.00)*	—	—
Total distributions	(0.24)	(0.24)	(0.05)

Net asset value at end of period	$7.96	$7.95	$7.89

TOTAL RETURN(c)	3.14%	3.88%	1.74	%(d)

Net assets at end of period (000's)	$31,661	$18,056	$197

Ratio of expenses to average net assets	0.78%	0.78%	0.69	%(e)

Ratio of net investment income to average net assets	1.78%	2.25%	2.25	%(e)

Portfolio turnover rate	57%	46%	48%

(a)	Class I commenced operations on September 16, 2010.

(b)	Calculated using the average shares outstanding for the period.

(c)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends, capital gains distributions or return of capital distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.

(e)	Annualized.

*	Amount less than $0.005 per share.

See Notes to Financial Statements.
54

ISI Strategy Fund

Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Years Ended October 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$12.63	$12.28	$10.64	$9.63	$14.82

Income (loss) from investment operations:
Net investment income(a)	0.14	0.15	0.16	0.11	0.13
Net realized and unrealized gains (losses) on investments	1.58	0.35	1.64	1.02	(4.39)
Total from investment operations	1.72	0.50	1.80	1.13	(4.26)

Less distributions:
Dividends from net investment income	(0.14)	(0.15)	(0.16)	(0.12)	(0.13)
Distributions from net realized gains	—	—	—	—	(0.80)
Total distributions	(0.14)	(0.15)	(0.16)	(0.12)	(0.93)

Net asset value at end of year	$14.21	$12.63	$12.28	$10.64	$9.63

TOTAL RETURN(b)	13.69%	4.03%	17.05%	11.84%	(30.49)%

Net assets at end of year (000's)	$63,512	$57,261	$60,445	$53,731	$53,245

Ratio of expenses to average net assets	1.11%	1.04%	1.06%	1.10%	0.99%

Ratio of net investment income to average net assets	1.03%	1.12%	1.40%	1.19%	1.02%

Portfolio turnover rate	55%	50%	38%	55%	42%

(a)	Calculated using the average shares outstanding for the year.

(b)
Total return is a measure of the change in value of an investment in the Fund over the year covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect initial sales charges, the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements.
55

ISI Funds

Notes to Financial Statements
October 31, 2012

Note 1 – Organization and Significant Accounting Policies

A.	Organization

Total Return US Treasury Fund, Inc. (“Total Return”), Managed Municipal Fund, Inc. (“Managed Municipal”), North American Government Bond Fund, Inc. (“North American”) and ISI Strategy Fund, Inc. (“Strategy”) (each a “Fund” and collectively, the “Funds”) are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. The Funds are organized as corporations under the laws of the State of Maryland.

Total Return’s investment objectives are to provide a high level of total return with relative stability of principal and, secondarily, high current income. Managed Municipal’s investment objectives are to provide a high level of total return with relative stability of principal and, secondarily, high current income exempt from Federal income tax. North American’s investment objective is to provide a high level of current income, consistent with prudent investment risk. Strategy’s investment objective is to maximize total return through a combination of long-term growth of capital and current income.

Total Return and Strategy each currently offer a single class of shares (ISI Shares) to investors. Managed Municipal offers two classes of shares – ISI Class A Shares and ISI Class I Shares. North American offers three classes of shares – ISI Class A Shares, ISI Class C Shares and ISI Class I Shares. ISI Shares and ISI Class A Shares are subject to a maximum front-end sales charge equal to 3.00%. A contingent deferred sales charge of 1.00% is imposed on the sale of ISI Class C Shares if redeemed within the first year of purchase.

Total Return and Strategy are authorized to issue 115,000,000 and 25,000,000 shares, respectively, of ISI Shares at $0.001 par value. Managed Municipal is authorized to issue 50,000,000 ISI Class A Shares and 5,000,000 ISI Class I Shares at $0.001 par value. North American is authorized to issue 50,000,000 ISI Class A Shares, 5,000,000 ISI Class C Shares and 5,000,000 ISI Class I Shares at $0.001 par value.

B.	Valuation of Securities

Exchange traded securities and over-the-counter securities listed on the NASDAQ National Market System for which market quotations are readily available are valued each Fund business day using the last reported sales price or the NASDAQ Official Closing Price (“NOCP”) provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00p.m. Eastern time). In the absence of a sale price or NOCP, such securities are valued at the mean of the last bid and the last asked prices. Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the last bid and the last asked prices. Debt securities may be valued at prices supplied by a Fund’s pricing agent based

56

ISI Funds

Notes to Financial Statements (continued)

on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate, and maturity. Money market instruments that mature in 60 days or less may be valued at amortized cost unless the Fund’s investment advisor believes another valuation is more appropriate.

When valuing securities for which market quotations are not readily available or for which the market quotations that are readily available are considered unreliable, the Funds determine a fair value in good faith under procedures established by and under the general supervision of the Funds’ Boards of Directors (the “Board”). The Funds may use these procedures to establish the fair value of securities when, for example, a significant event occurs between the time the market closes and the calculation of the net asset value per share, and the event is likely to affect the Fund’s net asset value per share. Fair valuation may also be used for securities that are subject to legal or contractual restrictions on resale, securities for which no or limited trading activity has occurred for a period of time, or securities that are otherwise deemed to be illiquid (i.e., securities that cannot be disposed of within seven days at approximately the price at which the security is currently priced by the Funds).

If a fair value is required, the investment advisor, or the sub-advisor in the case of Strategy, determines the value of the security until the Board meets to establish the fair value of the security.

As of October 31, 2012, there were no fair valued securities.

Accounting principles generally accepted in the United States (“GAAP”) establish a single authoritative definition of fair value, set out a frame work for measuring fair value and require additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs
Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The following is a summary of the inputs used to value each Fund’s investments as of October 31, 2012:

Total Return
	Level 1	Level 2	Level 3	Total
US Treasury Obligations	$—	$77,271,752	$—	$77,271,752
Total	$—	$77,271,752	$—	$77,271,752

57

ISI Funds

Notes to Financial Statements (continued)

Managed Municipal
	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$102,794,274	$—	$102,794,274
US Treasury Obligations	—	12,655,915	—	12,655,915
Total	$—	$115,450,189	$—	$115,450,189

North American
	Level 1	Level 2	Level 3	Total
Canadian Securities	$—	$26,861,286	$—	$26,861,286
Mexican Securities	—	21,967,284	—	21,967,284
US Treasury Obligations	—	114,802,647	—	114,802,647
Total	$—	$163,631,217	$—	$163,631,217

Strategy
	Level 1	Level 2	Level 3	Total
Common Stocks	$47,789,759	$—	$—	$47,789,759
US Treasury Obligations	—	15,528,275	—	15,528,275
Total	$47,789,759	$15,528,275	$—	$63,318,034

See Strategy’s Schedule of Investments for a listing of the common stocks valued using Level 1 inputs by industry type.

The Funds’ policy is to disclose significant transfers between Levels based on valuations at the end of the reporting period. The Funds may hold securities which are periodically fair valued in accordance with the Funds’ Fair Value Procedures. This may result in movements between Level 1 and Level 2 throughout the period. There were no significant transfers between Level 1, 2, or 3 as of October 31, 2012, based on the valuation input Levels on October 31, 2012 for the Funds.

C.	Securities Transactions and Investment Income

Securities transactions are recorded on trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase with a specific offsetting transaction. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and accretion of discounts, is accrued daily. Estimated expenses are also accrued daily. With respect to North American and Managed Municipal, income, gains (losses) and common expenses are allocated to each class based on its respective net assets. Class specific expenses are charged directly to each class.

58

ISI Funds

Notes to Financial Statements (continued)

D.	Distributions

Total Return declares distributions daily, and North American declares monthly distributions at fixed rates approved by the Board. These distributions are paid monthly. To the extent that a Fund’s net investment income is less than an approved fixed rate, some of its distributions may be designated as a return of capital. Managed Municipal declares and pays dividends monthly from its net investment income. Strategy declares and pays dividends quarterly from its net investment income. Net realized capital gains, if any, are distributed at least annually. The Funds record dividends and distributions on the ex-dividend date.

E.	Federal Income Taxes

Each Fund has a policy to qualify as a regulated investment company under subchapter M of the Internal Revenue Code. As provided therein in any fiscal year in which a Fund so qualifies and distributes at least 90% of its net taxable income, the Fund (but not its shareholders) will be relieved of Federal income tax on the income distributed. In addition, by distributing in each calendar year substantially all of its net investment income and net realized capital gains, a Fund will not be subject to Federal excise taxes. Accordingly, no Federal income or excise taxes have been accrued.

F.	Foreign Currency Translation

The Funds maintain their accounting records in U.S. dollars. North American determines the U.S. dollar value of foreign currency-denominated assets, liabilities and transactions by using prevailing exchange rates. In valuing security transactions, the receipt of income and the payment of expenses, North American uses the prevailing exchange rate on the transaction date.

Net realized gains and losses on foreign currency transactions shown on North American’s financial statements result from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and from the difference between the amounts of interest recorded on North American’s books and the U.S. dollar equivalent of the amounts actually received or paid. That portion of realized gains (losses) from security transactions that results from fluctuation in foreign currency exchange rates relating to the sale of foreign securities is not separately disclosed but is included in net realized gains (losses) from security transactions. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included in the net change in unrealized appreciation/depreciation on investments.

G.	Forward Foreign Currency Contracts

North American may use forward foreign currency contracts to manage foreign exchange rate risk. The Fund may use these contracts to fix the U.S. dollar value of securities transactions for the period between the date of the transaction and the date

59

ISI Funds

Notes to Financial Statements (continued)

the security is received or delivered or to hedge the U.S. dollar value of securities that it already owns. The use of forward foreign currency contracts does not eliminate fluctuations in the prices of the underlying securities, but does establish a rate of exchange that can be achieved in the future. North American determines the net U.S. dollar value of the forward foreign currency contracts using prevailing exchange rates.

H.	Repurchase Agreements

Each Fund may make short-term investments in repurchase agreements that are fully collateralized by U.S. government securities. Under the terms of a repurchase agreement, a financial institution sells U.S. government securities to a Fund and agrees to buy them back on a specified day in return for the principal amount of the original sale plus accrued interest. The custodial bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, a Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, a Fund’s claim on the collateral may be subject to legal proceedings.

I.	Estimates

In preparing its financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results may be different.

Note 2 – Fees and Transactions with Affiliates

International Strategy & Investment Inc. (“ISI”) is the Funds’ investment advisor. As compensation for ISI’s advisory services, Total Return pays ISI an annual fee based on the Fund’s average daily net assets, which is calculated daily and paid monthly at the following annual rates: 0.20% of the first $100 million, 0.18% of the next $100 million, 0.16% of the next $100 million, 0.14% of the next $200 million and 0.12% of the amount over $500 million. In addition, Total Return pays ISI 1.50% of the Fund’s gross interest income. As compensation for ISI’s advisory services, Managed Municipal, North American and Strategy each pay ISI a fee, which is calculated daily and paid monthly, at the annual rate of 0.40% of such Fund’s average daily net assets.

ISI has contractually agreed to reimburse expenses with respect to Class C Shares of North American through February 28, 2013 to the extent necessary to limit the annual ordinary operating expenses of ISI Class C Shares to 1.85% of the average daily net assets attributable to such shares. During the year ended October 31, 2012, no expenses were reimbursed by ISI under the expense limitation agreement.

60

ISI Funds

Notes to Financial Statements (continued)

Los Angeles Capital Management and Equity Research, Inc. is Strategy’s Sub-Advisor and is responsible for managing the common stocks in Strategy’s portfolio. The Sub-Advisor is paid by ISI, not Strategy.

International Strategy & Investment Group LLC (“ISI Group”), an affiliate of ISI, is the distributor for the Funds. Total Return, Managed Municipal (ISI Class A Shares, only) and Strategy each pay ISI Group a distribution/shareholder service fee, pursuant to Rule 12b-1, that is calculated daily and paid monthly at the annual rate of 0.25% of average daily net assets. North American’s ISI Class A Shares and ISI Class C Shares pay ISI Group a distribution/shareholder service fee, pursuant to Rule 12b-1, that is calculated daily and paid monthly at the annual rates of 0.40% and 1.00% (which may include up to 0.25% for shareholder servicing fees for each class) of their average daily net assets, respectively.

During the year ended October 31, 2012, ISI Group earned commissions on sales of ISI Shares of Total Return, Managed Municipal and Strategy of $4,674, $6,222 and $3,946, respectively, and earned commissions of $3,985 on sales of ISI Class A Shares of North American. ISI Group retained $933 of contingent deferred sales charges on redemptions of ISI Class C Shares of North American during the year ended October 31, 2012.

State Street Bank and Trust Company (“State Street”) is the administrator of the Funds. State Street is responsible for providing certain administrative services to the Funds, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund other than investment advisory activities, including maintaining the books and records of the Fund, and preparing certain reports and other documents required by federal and/or state laws and regulations. For the performance of these services, the Funds pay State Street an annual fee of $300,000. This fee is allocated among the Funds based on the relative net assets of each Fund.

State Street is the fund accountant and fund custodian, and State Street is responsible for safeguarding and controlling the Funds’ cash and securities, handling the delivery of securities and collecting interest and dividends on the Funds’ investments. State Street as fund accounting agent is responsible for maintaining the books and records and calculating the daily net asset values of the Funds. For Fund accounting services, the Funds pay State Street an annual base fee of $180,000. This fee is allocated among the Funds based on the relative net assets of each Fund. For Fund custodian services, the Funds pay State Street an annual base fee of 1 (one) basis point on net assets, plus other asset-based fees that vary according to the number of positions and transactions, plus out-of-pocket fees.

State Street also serves as transfer agent for the Funds and is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. For these services State Street receives an annual amount of

61

ISI Funds

Notes to Financial Statements (continued)

$130,000, allocated among the Funds based on the relative net assets of each Fund and a monthly fee from each Fund at an annual rate of $20 for each direct account and $15 for certain accounts established through financial intermediaries. In addition, the Funds reimburse State Street for its out-of-pocket expenses including, but not limited to, postage and supplies.

EJV Financial Services, LLC (“EJV”) provides certain compliance services to the Funds. Edward J. Veilleux, Vice President and Chief Compliance Officer (“CCO”) of the Funds, is also a principal of EJV. The Funds pay EJV $18,750 quarterly for providing CCO services. This fee is allocated among the Funds based on the relative net assets of each Fund. In addition, the Funds reimburse EJV for any reasonable out-of-pocket expenses relating to these compliance services.

Effective January 1, 2012, the Funds pay each independent Director an annual fee of $21,000. The Audit Committee Chairman and Chairman of the Board receive an additional annual fee of $2,000 and $4,000, respectively. The Funds also reimburse each of the Directors for out-of-pocket expenses incurred in connection with attending the Board of Directors’ meetings. Certain officers of the Funds are also officers or employees of the above named service providers, and during their terms of office, receive no compensation from the Funds.

Note 3 – Federal Income Tax

The Funds may periodically make reclassifications among certain capital accounts as a result of differences in the characterization and allocation of certain income and capital gain distributions determined annually in accordance with Federal tax regulations, which may differ from GAAP. These book/tax differences may be either temporary or permanent in nature. To the extent they are permanent, they are charged or credited to paid-in-capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arose. The reclassifications have no impact on the net assets or net asset value per share of the Funds.

The Funds determine their net investment income and capital gain distributions in accordance with income tax regulations, which may differ from GAAP.

62

ISI Funds

Notes to Financial Statements (continued)

During the years ended October 31, 2012 and October 31, 2011, the tax character of distributions paid by each of the Funds was as follows:

	Ordinary Income				Tax-Exempt Income
	October 31, 2012		October 31, 2011		October 31, 2012	October 31, 2011
Total Return	$1,646,163	*	$1,683,591	*	$—	$—
Managed Municipal	21,808		147,216		2,679,806	2,802,639
North American	4,060,711	*	3,976,050	*	—	—
Strategy	632,521		707,064		—	—

	Long-Term Capital Gains		Return of Capital
	October 31, 2012	October 31, 2011	October 31, 2012	October 31, 2011
Total Return	$1,046,949	$1,949	$—	$—
Managed Municipal	—	594,262	—	—
North American	278,869	5,741	62,034	—
Strategy	—	—	—	—

*	A portion of the ordinary income is short-term gains that are taxed as ordinary income for tax purposes.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed each Fund’s tax positions taken on Federal and state income tax returns for all open tax years (tax years ended October 31, 2009 through October 31, 2012) and concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

 As of October 31, 2012, the components of distributable earnings on a tax basis were as follows:

	Total Return	Managed Municipal	North American	Strategy
Undistributed ordinary income	$326,047	$826	$—	$20,463
Undistributed tax-exempt income	—	111,744	—	—
Accumulated undistributed long-term capital gains	1,065,587	491,839	—	2,703,604
Capital loss carryforwards	—	—	—	—
Net unrealized appreciation (depreciation)	4,983,388	8,146,069	6,889,548	9,811,184
Other temporary differences	(36,173)	(112,944)	(136,355)	—
Total	$6,338,849	$8,637,534	$6,753,193	$12,535,251

63

ISI Funds

Notes to Financial Statements (continued)

As of October 31, 2012, the Funds recorded the following reclassifications primarily due to foreign exchange gains/losses, passive foreign investment company losses, REIT adjustments to increase (decrease) the accounts listed below:

Fund	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-in Capital
Total Return US Treasury Fund	$—	$—	$—
Managed Municipal Fund	—	—	—
North American Government Bond Fund	171,223	(171,223)	—
ISI Strategy Fund	(13,973)	13,973	—

As of October 31, 2011, Managed Municipal had capital loss carryforwards of $41,257 and Strategy had capital loss carryforwards of $3,371,617, which were utilized in the year ended October 31, 2012.

The difference between the federal income tax cost of portfolio investments and the financial statement cost for Strategy is due to certain timing differences in the recognition of capital gains or losses under income tax reporting regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

Note 4 – Investment Transactions

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended October 31, 2012 were as follows:

	Non-US Government Obligations		US Government Obligations
	Purchases	Sales	Purchases	Sales
Total Return	$—	$—	$36,388,709	$55,388,969
Managed Municipal	17,310,838	19,026,253	—	5,004,160
North American	20,939,561	16,187,362	59,603,594	66,905,797
Strategy	22,923,840	36,020,215	9,039,688	942,969

64

ISI Funds

Notes to Financial Statements (continued)

Note 5 – Market and Credit Risk

North American invests in Canadian and Mexican government securities. Investing in Canadian and Mexican government securities may have different risks than investing in U.S. government securities. An investment in Canada or Mexico may be affected by developments unique to those countries. These developments may not affect the U.S. economy or the prices of U.S. government securities in the same manner. In addition, the value of bonds issued by non-U.S. governments may be affected by adverse international political and economic developments that may not impact the value of U.S. government securities.

Note 6 – Contractual Obligations

In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these indemnification provisions and believe the risk of loss thereunder to be remote.

Note 7 – Subsequent Events

GAAP requires the Funds to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has determined no disclosure is necessary other than as noted below.

On November 30, 2012, the Funds paid the following per share net investment income distributions related to the period ended November 30, 2012:

Net Investment Income per share November 30, 2012
Total Return US Treasury	$0.0150
Managed Municipal Fund - Class A	0.0213
Managed Municipal Fund - Class I	0.0236
North American Government Bond Fund - Class A	0.0160
North American Government Bond Fund - Class C	0.0130
North American Government Bond Fund - Class I	0.0180
ISI Strategy Fund	—

65

Report of Independent Registered Public Accounting Firm

To the Board of Directors and
Shareholders of Total Return U.S. Treasury Fund, Inc.,
Managed Municipal Fund, Inc., North American Government Bond Fund, Inc.,
and ISI Strategy Fund, Inc.

We have audited the accompanying statements of assets and liabilities of the Total Return U.S. Treasury Fund, Inc., Managed Municipal Fund, Inc., North American Government Bond Fund, Inc., and ISI Strategy Fund, Inc., (the “Funds”) including the schedules of investments, as of October 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years and periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Total Return U.S. Treasury Fund, Inc., Managed Municipal Fund, Inc., North American Government Bond Fund, Inc., and ISI Strategy Fund, Inc., as of October 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the years and periods in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
December 24, 2012

66

Fund Directors and Officers (Unaudited)

Name and Age	Length of Time Served	Business Experience During the Past Five Years	Other Directorships Held By Director
Independent Directors
W. Murray Jacques (age 76)	since 2002
President, WMJ Consulting, LLC (real estate investment management company) (1999 to present); formerly, Principal of CM Coastal Development, LLC (real estate development) (2002 to 2006); Member of FLJ Design, LLC (jewelry design) (2005 to present).
None
Louis E. Levy (age 80)	since 1994	Retired Partner, KPMG Peat Marwick (retired 1990); Scudder Group of Mutual Funds (retired 2005).	None
Edward A. Kuczmarski (age 63)	since 2007	Certified Public Accountant and Partner of Crowe Horwath LLP (accounting firm) (1980 to present).	Board Member of Reich & Tang Funds; Board Member of Brookfield Investment Management Funds; Trustee of Empire Builder Tax Free Bond Fund.
Interested Director
R. Alan Medaugh* (age 69) President and Director	President since 1991; Director since 2007
President, International Strategy & Investment Inc. (registered investment advisor) (1991 to present). Director, International Strategy & Investment Group LLC (registered broker-dealer) (1991 to present).
None

*	Mr. Medaugh is deemed to be an Interested Director, as defined in the Investment Company Act of 1940, as amended because he serves as the President of ISI Inc. and a Director of ISI Group LLC.

67

Fund Directors and Officers (Unaudited) (continued)

Name and Age	Length of Time Served	Business Experience During the Past Five Years
Executive Officers
Nancy Lazar (age 55) Vice President	since 1997
Vice Chairman, Assistant Treasurer, and Secretary of International Strategy & Investment Inc. (registered investment advisor) (1991 to present); Vice Chairman, Assistant Treasurer and Secretary of International Strategy & Investment Group LLC (registered broker-dealer) (1991 to present).

Thomas D. Stevens* (age 63) Vice President	since 1997	Chairman and President, Los Angeles Capital Management and Equity Research, Inc. (registered investment advisor) (March 2002 to present).
Carrie L. Butler (age 45) Vice President	since 1991	Managing Director, International Strategy & Investment Inc. (registered investment advisor) (2000 to present).
Edward J. Veilleux (age 69) Vice President and Chief Compliance Officer	Vice President since 1992; Chief Compliance Officer since 2008
President, EJV Financial Services, LLC (mutual fund consulting company) (2002 to present); Officer of various investment companies for which EJV Financial Services provides consulting and compliance services.

Stephen V. Killorin (age 59) Chief Financial Officer, Treasurer and Vice President	Vice President since 2002; Chief Financial Officer since 2005; and Treasurer 2005 to 2008 and August 2010 to present
Executive Managing Director and Chief Financial Officer of International Strategy & Investment Inc. (registered investment advisor) (2000 to present); Executive Managing Director and Chief Financial Officer of International Strategy & Investment Group LLC (registered broker-dealer) (2000 to present); Vice President of the Funds since 2002; Treasurer of the Funds (2005 to 2008 and August 2010 to present); Chief Financial Officer of the Funds since 2005; formerly, Chief Compliance Officer of the Funds (until April 2008).

Margaret M. Beeler (age 45) Vice President and Secretary	Vice President since 1996; Secretary since 2004	Managing Director, International Strategy & Investment Inc. (registered investment advisor) (July 2004 to present).
Heena Dhruv (age 36) Assistant Vice President	since 2005
Managing Director, International Strategy & Investment Inc. (registered investment advisor) (2005 to present); formerly, Associate Managing Director, International Strategy & Investment Inc. (January 2003 to July 2005).

*	Thomas D. Stevens is an officer of the ISI Strategy Fund only.

68

Fund Directors and Officers (Unaudited) (continued)

Name and Age	Length of Time Served	Business Experience During the Past Five Years
Executive Officers (Continued)
Joseph Viselli (age 48) Assistant Treasurer State Street Bank and Trust Company 4 Copley Place, 5th floor Boston, MA 02116	since 2012
Vice President, State Street Bank and Trust Company (1998 to present); Director of Fund Administration, First Data Investor Services Group, Inc. (1992 to 1997); Senior Auditor Price Waterhouse (1988-1992).

David James (age 42) Assistant Secretary State Street Bank and Trust Company 4 Copley Place, 5th floor Boston, MA 02116	since 2010
Vice President and Managing Counsel, State Street Bank and Trust Company (fund administrator, transfer agent and custodian) (2009 to present); Vice President and Counsel, PNC Global Investment Servicing (US), Inc. (2006 to 2009); Assistant Vice President and Counsel, State Street Bank and Trust Company, October 2000 to December 2004 and was retired in 2005; and officer of various investment companies for which State Street provides mutual fund administrative services.

Francine Hayes (age 44) Assistant Secretary State Street Bank and Trust Company 4 Copley Place, 5th floor Boston, MA 02116	since 2012	Vice President and Managing Counsel, State Street Bank and Trust Company (since 2004).

Directors and officers of the Funds are also directors and officers of all of the other investment companies in the ISI Fund Complex advised by International Strategy & Investment Inc. (“ISI” or the “Advisor”) or its affiliates. There are currently four funds in the ISI Family of Funds (the “ISI Fund Complex”). Each of the above named persons serves in the capacity noted above for each fund in the ISI Fund Complex.

69

Notice to Shareholders (Unaudited)

Federal Tax Information

Certain tax information for the Fund is required to be provided to shareholders based on the Fund’s income and distributions for the taxable year ended October 31, 2012. The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In January 2013, shareholders will receive Form 1099-DIV which will include their share of qualified dividends, and capital gains distributed during the calendar year 2012. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

The Strategy Fund designated 100% of ordinary income dividends as income qualifying for dividends received deduction for the fiscal year ended October 31, 2012.

Strategy Fund designates $1,068,053 of the dividends received by the Fund as qualified dividend income.

Total Return and North America Fund designate $1,046,949 and $278,869 respectively for long term capital gains, for the fiscal year ended October 31, 2012.

Managed Municipal designates 99.19% of distributions paid from ordinary income as tax exempt income.

Proxy Voting Policies and Procedures

A description of the policies and procedures that Strategy uses to determine how to vote proxies relating to securities held in Strategy’s portfolio is available, without charge and upon request, by calling (800) 955-7175. Information regarding how Strategy voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, upon request, by calling (800) 955-7175 or on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

70

Investment Advisory Agreement Approval (Unaudited)

At the Board meeting held on September 24, 2012, each Board, including the Independent Directors voting separately, unanimously approved the continuance of the Investment Advisory Agreement between ISI and each of the Funds as well as the Sub-Advisory Agreement between ISI and the Sub-Advisor with respect to Strategy. The Independent Directors had previously met with their counsel in executive session to consider the Agreements. In evaluating the Investment Advisory Agreements and the Sub-Advisory Agreement, each Board reviewed materials furnished by ISI and the Sub-Advisor. Specifically, each Board considered: (1) the nature, extent and quality of the services provided to the Funds by ISI and the Sub-Advisor, including information on the investment performance of the Funds; (2) the total expense ratio of each Fund compared to its relevant peer group; (3) the investment advisory fee schedule for each Fund; (4) the cost of the services provided and profitability to ISI and the Sub-Advisor with respect to their relationship with the Fund(s); (5) the extent to which economies of scale would be realized as each Fund grows and whether the advisory fees reflect these economies of scale for the benefit of shareholders of each Fund; and (6) other benefits received by ISI and the Sub-Advisor from their relationship with the Funds. In their deliberations, the Boards did not identify any particular information that was all-important or controlling, and the Boards attributed different weights to the various factors. In particular, each Board focused on the factors discussed below.

NATURE, EXTENT AND QUALITY OF SERVICES. The Directors reviewed information provided by ISI which included statistics on each Fund’s performance, the performance of its peers, its portfolio structure and purchase and sales activity. Each Board noted that senior management of ISI provides each Board, on a quarterly basis, detailed information about its management approach with respect to each Fund, recent economic statistics and reports and its general economic outlook. With respect to Strategy, the Fund’s Board noted that, under the Sub-Advisory Agreement, the Sub-Advisor manages the equity portfolio of Strategy and the Sub-Advisor had presented the Board with detailed information about its operations and investment process. The Board of Directors of Strategy also considered the background and quality of the investment management team of ISI and the Sub-Advisor.

•
Total Return. The Board reviewed the investment objective of the Fund and the information comparing the Fund’s performance to the returns of relevant indices for selected periods ended July 31, 2012. The Board noted that the Fund returned 7.80% during the one-year period ended July 31, 2012, underperforming the Barclays U.S. Treasury Total Return Index, which returned 8.17%, and the CDA/Lipper U.S. Treasury Funds Average, which returned 8.72%, during the same period. The Board indicated that the Fund’s benchmark index and peer groups, including the Morningstar Intermediate Government Average, do not provide a precise comparison because the Fund’s composition differs from that of its benchmark and peer groups. The Board compared the Fund’s returns against its benchmark and peer groups over longer-term periods and concluded that the results achieved by the Fund demonstrated a consistent pattern of favorable performance.

71

Investment Advisory Agreement Approval (Unaudited) (continued)

•
Managed Municipal. The Board reviewed the investment objective of the Fund and the Fund’s performance for selected periods ended July 31, 2012. The Board noted that the Fund returned 7.82% during the one-year period ended July 31, 2012, outperforming the Barclays AAA High Quality Index, which returned 6.38%, and underperforming the CDA/Lipper General Municipal Debt Funds Average, which returned 12.08%, during the same period. The Board indicated that the Fund’s benchmark index and peer groups, including the Morningstar Municipal National Intermediate Average, do not provide a precise comparison because the Fund’s composition differs from that of its benchmark and peer groups. The Board noted that the Fund’s benchmark was more heavily weighted in intermediate-term bonds than the Fund. The Board also took into consideration the high credit qualities of the portfolio securities held by the Fund, which invests exclusively in high quality municipal securities bonds. The Board compared the Fund’s returns against that of its benchmark and peer groups over longer-term periods and concluded that the Fund’s performance was in line with expectations.

•
North American. The Board reviewed the investment objective of the Fund and the Fund’s performance for selected periods ended July 31, 2012. The Board noted that the Fund returned 3.49% during the one-year period ended July 31, 2012, marginally underperforming the Fund’s blended benchmark index which returned 3.86%, and underperforming the CDA/Lipper Intermediate U.S. Government Funds Average, which returned 5.89%, during the same period. The Board indicated that the Fund’s blended benchmark index and peer groups, including the Morningstar Intermediate Term Bond Average, do not provide a precise comparison because the Fund’s composition differs from that of its blended benchmark index and peer groups. The Board noted in particular that the Fund’s peer groups are limited to U.S. Government securities, whereas the Fund invests in a much more diverse universe of North American government bonds. The Board also took into consideration the high credit qualities of the portfolio securities held by the Fund. The Board compared the Fund’s returns against that of its benchmark index and peer groups over longer-term periods and concluded that the Fund’s performance was in line with expectations.

•
Strategy. The Board reviewed the investment objective of the Fund and the Fund’s performance for selected periods ended July 31, 2012. The Board noted that the Fund returned 7.15% during the one-year period ended July 31, 2012, marginally underperforming the blended 80% DJ Wilshire 5000/20% Barclays Treasury Index, which returned 7.23%, but outperformed the CDA/Lipper Flexible Portfolio Funds Average, which returned 0.37%, during the same period. The Board indicated that the Fund’s blended benchmark index and peer groups, including the Morningstar Large Blend Average, do not provide a precise comparison because the Fund’s composition differs from that of its blended benchmark index and peer groups. The Board took into consideration the high credit qualities of the portfolio

72

Investment Advisory Agreement Approval (Unaudited) (continued)

securities held by the Fund and the Fund’s 75% exposure to equities, compared to the blended index’s 80% exposure. The Board compared the Fund’s returns against its benchmark and peer groups over longer-term periods and concluded that Fund’s performance was in line with expectations.

Each Board considered the short-term and long-term performance information for the Funds as compared to their respective benchmark indices. Each Board determined that ISI and the Sub-Advisor have demonstrated consistency in their investment approach and each provides an extensive array of ancillary services to the Funds in the areas of oversight and administration. Based upon the above information, each Board concluded that it was satisfied with the nature, extent and quality of services provided to the Funds by ISI and the Sub-Advisor.

INVESTMENT ADVISORY FEE SCHEDULES FOR EACH FUND. Each Board considered the investment advisory fees paid by each Fund to ISI. The Board of Directors of Strategy noted that the sub-advisory fee for Strategy is paid by ISI and not the Fund. Each Board concluded that the fee schedules under the Investment Advisory Agreements provide fair compensation to ISI in light of the nature, extent and quality of the services being provided to each of the Funds and the performance of each of the Funds.

COSTS OF SERVICES PROVIDED AND PROFITABILITY. Each Board reviewed the costs associated with ISI’s portfolio management, research and corporate governance and considered the profitability of ISI from the advisory and ancillary services provided to each of the Funds. Each Board was advised by ISI of the methodology it used to assign its costs associated with the portfolio management, research and corporate governance services provided to each of the Funds. The Board of Directors of Strategy was also provided with a report from the Sub-Advisor showing its profitability with respect to its management of Strategy and the methodology used by the Sub-Advisor to prepare its profitability analysis.

Each Board first discussed ISI’s business operations, including its institutional line of business, which encompasses portfolio management responsibilities for a series of off-shore funds. Each Board compared the advisory fees from these two businesses and noted that the asset-based fees for the institutional line are generally higher, as they may include a performance-based fee structure. Having discussed with ISI’s representatives the methodologies used in computing the costs that formed the bases of the profitability calculations, each Board concluded that these methodologies were reasonable and turned to the data provided. After discussion and analysis each Board concluded that, to the extent that ISI’s relationship with each Fund had been profitable during the period for which information had been provided, that the profitability that ISI derived from the relationship was vital towards retaining qualified investment professionals and administrative personnel necessary for the Funds’ portfolio management, compliance and operational processes and was fair and reasonable.

EXPENSE RATIOS AND ECONOMIES OF SCALE. Each Board discussed economy of scale considerations and the expense ratios of the Funds. The Boards of Directors of

73

Investment Advisory Agreement Approval (Unaudited) (continued)

Managed Municipal, North American and Strategy noted that the investment advisory fees for their respective Funds do not contain breakpoints and considered the extent to which economies of scale would be realized as the Funds grow. The Board also reviewed information which compared each Fund’s expense ratio as of July 31, 2012 with the average of comparably managed funds and made the following determinations:

•	Total Return. The Board found the Fund’s total expense ratio of 0.83% was below the average total expense ratio of comparably managed funds, which was 0.88%.

•
Managed Municipal. The Board found the Fund’s total expense ratio of 0.99% was equal to the average total expense ratio of comparably managed funds, which was 0.99%. The Board noted that the total net assets of the Fund ($110 million) was well below the size of the average comparably managed fund ($151 million).

•
North American. The Board found the Fund’s total expense ratio of 1.18% was slightly above the average total expense ratio of other government bond funds, which was 1.10%. The Board noted that the total net assets of the Fund ($166 million) is also slightly smaller than the size of the average other government bond fund ($190 million). The Board concluded that because no other mutual fund shares the Fund’s focus of investing exclusively in a diversified portfolio of North American government bonds, at this time, the total expense ratios of other government bond funds do not provide the appropriate counterpoints for comparative purposes.

•
Strategy. The Board found that Fund’s total expense ratio of 1.12% was below the average total expense ratio of comparably managed funds, which was 1.21%. The Board noted that the total net assets of the Fund ($62 million) were well below the size of the average comparably managed fund ($80 million).

OTHER BENEFITS REVIEWED. Each Board considered the fact that International Strategy & Investment Group LLC (“ISI Group”), an affiliate of ISI, serves as the distributor of each of the Funds. Each Board reviewed the costs and profitability of ISI Group in rendering distribution services to each of the Funds and noted that ISI Group continues to operate at a loss with respect to distribution services provided to the Funds. Each Board also considered other benefits received by ISI from its relationship with the Funds. Each Board compared the fees charged to each Fund against the fees charged to institutional clients of ISI. Each Board considered the investment management, compliance and administrative services ISI provided to each of the Funds, including its supervisory responsibilities with respect to the selection and oversight of the Sub-Advisor for Strategy. Each Board noted that ISI benefits from the shared costs of its two primary lines of business, and that except for the fiscal year ended June 30, 2012, ISI’s profit margins have historically been considerably higher for its institutional line of business than from its mutual fund business. The Board of Directors of Strategy considered the benefits received by the Sub-Advisor from its relationship with Strategy and concluded that the Sub-Advisor’s profitability from its relationship with Strategy (including fall-out benefits) was fair and reasonable.

74

Privacy Policy (Unaudited)

ISI FUNDS
INTERNATIONAL STRATEGY & INVESTMENT

ISI Funds Privacy Policy

What does ISI Funds do with your personal information?	
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include: ▪ Social Security number and other information we receive from you on applications or other forms ▪ Information about your transactions with us and our service providers, or others If you decide to close your account(s) or become an inactive customer, we will continue to adhere to the privacy policies and practices described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons ISI Funds chooses to share; and whether you can limit this sharing.

Reasons We can Share Your Personal Information:	Does ISI Funds Share?	Can You Limit This Sharing?
For Our Everyday Business Purposes: Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations or report to credit bureaus	Yes	No
For Our Marketing Purposes: To offer our products and services to you	Yes	No
For Joint Marketing with Other Financial Companies	No	----
For Our Affiliates' Everyday Business Purposes: Information about your transactions and experiences	Yes	No
For Our Affiliates' Everyday Business Purposes: Information about your creditworthiness	No	----
For Our Affiliates to Market to You	No	----
For Non-Affiliates to Market to You	No	----

Questions? Call 1-800-882-8585 or go to http://www.isigrp.com/main/about_isi_disclosures.html

75

Privacy Policy (Unaudited) (continued)

ISI FUNDS

INTERNATIONAL STRATEGY & INVESTMENT

Who We Are:	
Who is Providing this notice?	International Strategy & Investment Inc. ("ISI Funds")
What We Do:	
How does ISI Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We also restrict access to your personal and account information to those persons who need to know it in order to provide services to you.
How does ISI Funds collect my personal information?	We collect your personal information, for example, when you: ▪ Open an account ▪ Purchase or sell shares ▪ Exchange shares
Why can't I limit all sharing?	Federal law gives you the right to limit only: ▪ Sharing for affiliates' everyday business purposes—information about your creditworthiness ▪ Affiliates from using your information to market to you ▪ Sharing for non-affiliates to market to you State laws and individual companies may give you additional rights to limit sharing.
Definitions:	
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. The following companies may be considered Affiliates of ISI Funds: ▪ The term "affiliate" means ISI Funds' investment advisor, distributor and any entity controlling, controlled by and under common control with the investment advisor and/or distributor.
Non-Affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. The following companies provide services to ISI Funds, and we may share your personal information as part of their everyday services to ISI Funds: ▪ State Street Bank and Trust Company
Joint Marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ▪ ISI Funds does not have any formal or informal agreements with any non-affiliated entity to market products or services to you.
Other Important Information:	
In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary will govern how your non-public personal information will be shared with non-affiliated third parties by that entity. ISI Funds may, at its discretion, change the Privacy Policy at any time. If it makes material changes to the policy, it will provide notice of these changes.	

Effective Date: September 2012

Questions? Call 1-800-882-8585 or go to http://www.isigrp.com/main/about_isi_disclosures.html

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Louis E. Levy Chairman	Edward J. Veilleux Vice President Chief Compliance Officer
W. Murray Jacques Director	Thomas D. Stevens* Vice President
Edward A. Kuczmarski Director	Stephen V. Killorin Vice President Treasurer
R. Alan Medaugh President Director	Margaret M. Beeler Vice President Secretary
Nancy R. Lazar Vice President	Edward S. Hyman Senior Economic Advisor
Carrie L. Butler Vice President	* Thomas D. Stevens is an officer for only the ISI Strategy Fund.

Investment Advisor
ISI Inc. 666 Fifth Avenue New York, NY 10103 (800) 955-7175
Shareholder Servicing Agent
State Street Bank & Trust Company One Lincoln Street Boston, MA 02111
Distributor
ISI Group LLC 666 Fifth Avenue New York, NY 10103 (800) 955-7175

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  The name of the audit committee financial expert is Edward A. Kuczmarski. Mr. Kuczmarski is “independent” for purposes of this Item as that term is defined in Item 3(a)(2) of Form N-CSR.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.”  Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation.  Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by BBD, LLP, the Fund’s principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by BBD, LLP in connection with the Fund’s statutory and regulatory filings or engagements were $20,500 and $20,500 with respect to the registrant’s fiscal years ended October 31, 2012 and 2011, respectively.

(b)
Audit-Related Fees.  No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)
Tax Fees.  The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $2,000 and $2,000 with respect to the registrant’s fiscal years ended October 31, 2012 and 2011, respectively.  The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)
All Other Fees.  No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item.

No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant to International Strategy & Investment Inc., (the “Adviser”) and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that (i) relate directly to the operations and financial reporting of the registrant and (ii) were pre-approved by the registrant’s audit committee.

(e)(1)
Audit Committee Pre-Approval Policies and Procedures. The Committee, pursuant to the Audit Committee Charter, may delegate to one or more of its members authority to pre-approve permissible non-audit services to be provided to the Registrant. Any pre-approval determination of a delegate shall be presented to the full Committee at its next meeting. The Committee shall similarly pre-approve in advance any audit, review or attest engagements required under the securities laws.  Pre-approval shall be granted no earlier than one year prior to the commencement of the service.

(e)(2)
Percentages of Services. None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
0% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
Total Fees Paid By Adviser and Certain Affiliates. During the fiscal years ended October 31, 2012 and 2011, aggregate non-audit fees of $0 and $0, respectively, were billed by the registrant’s accountant for services rendered to the registrant.  No non-audit fees were billed in either of the last two fiscal years by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The principal accountant has not provided any non-audit services that were not previously approved to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Schedule of Investments is included as part of Item 1 of this Form N-CSR.

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)), the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to provide reasonable assurance that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized, and reported as of a date within 90 days of the filing date of this report, that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this Form N-CSR filing that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

Exhibit 99.CODE ETH	Code of Ethics pursuant to Item 2 of Form N-CSR is attached hereto.

Exhibit 99.CERT	Certifications of principal executive officer and principal financial and accounting officer of the registrant as required by Rule 30a-2(a) under the 1940 Act are attached hereto.

Exhibit 99.906CERT
Certifications of principal executive officer and principal financial and accounting officer of the registrant as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) ISI Strategy Fund, Inc.

By:	/s/ R. Alan Medaugh
R. Alan Medaugh, President

Date	January 9, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Alan Medaugh
R. Alan Medaugh, President (Principal Executive Officer)

Date	January 9, 2013

By:	/s/ Stephen V. Killorin
Stephen V. Killorin, Treasurer (Principal Financial and Accounting Officer)

Date	January 9, 2013